                                                                      Exhibit 20


                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2. TRS is, as of the date hereof, the Servicer under the Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on March 15, 2005 and covers activity from January 27, 2005 through February 25, 2005.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of March, 2005.



                                            AMERICAN EXPRESS TRAVEL RELATED
                                            SERVICES COMPANY, INC., as Servicer

                                            By: /s/ Robin Flanagan
                                                --------------------------------
                                            Name: Robin Flanagan
                                            Title: Director
                                                   Securitization Operations &
                                                   Accounting

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity                                                 Trust Totals

Number of days in period                                                   30
Beginning Principal Receivable Balance                      26,982,332,535.66
Special Funding Account Balance                                          0.00
Beginning Total Principal Balance                           26,982,332,535.66
Finance Charge Collections (excluding                          435,717,563.92
 Recoveries)
Recoveries                                                      23,428,751.24
Total Collections of Finance Charge Receivables                459,146,315.16
Total Collections of Principal Receivables                   6,802,783,421.43
Monthly Payment Rate                                                 25.2120%
Defaulted amount                                               104,663,334.42
Annualized Default Rate                                               4.7843%
Trust Portfolio Yield                                                15.9841%
New Principal Receivables                                    6,541,355,505.22
Ending Principal Receivables Balance                        26,616,241,285.03
Ending Required Minimum Principal Balance                   20,624,250,000.00
Ending Transferor Amount                                     7,341,241,285.03
Ending Special Funding Account Balance                                   0.00
Ending Total Principal Balance                              26,616,241,285.03

B. Series Allocations                                                                             Series 2000-3     Series 2000-4
---------------------                                                                             -------------     -------------
Group Number                                                                                                    2                 2
Invested Amount                                                                                  1,000,000,000.00  1,212,122,000.00
Adjusted Invested Amount                                                                         1,000,000,000.00  1,212,122,000.00
Principal Funding Account Balance                                                                            0.00              0.00
Series Required Transferor Amount                                                                   70,000,000.00     84,848,540.00
Series Allocation Percentage                                                                                5.19%             6.29%
Series Alloc. Finance Charge Collections                                                            23,820,820.50     28,873,740.59
Series Allocable Recoveries                                                                          1,215,499.42      1,473,333.58
Series Alloc. Principal Collections                                                                352,932,992.03    427,797,844.17
Series Allocable Defaulted Amount                                                                    5,430,004.38      6,581,827.77

B. Series Allocations                      Series 2000-5     Series 2001-1      Series 2001-2    Series 2001-3      Series 2001-4
---------------------                      -------------     -------------      -------------    -------------      -------------

Group Number                                             2                  2                 1                 2                 2
Invested Amount                             787,878,000.00     750,000,000.00    250,000,000.00    750,000,000.00    725,000,000.00
Adjusted Invested Amount                    787,878,000.00     750,000,000.00    250,000,000.00    750,000,000.00    725,000,000.00
Principal Funding Account Balance                     0.00               0.00              0.00              0.00              0.00
Series Required Transferor Amount            55,151,460.00      52,500,000.00     17,500,000.00     52,500,000.00     50,750,000.00
Series Allocation Percentage                         4.09%              3.89%             1.30%             3.89%             3.76%
Series Alloc. Finance Charge Collections     18,767,900.41      17,865,615.38      5,955,205.13     17,865,615.38     17,270,094.86
Series Allocable Recoveries                     957,665.25         911,624.56        303,874.85        911,624.56        881,237.08
Series Alloc. Principal Collections         278,068,139.90     264,699,744.02     88,233,248.01    264,699,744.02    255,876,419.22
Series Allocable Defaulted Amount             4,278,180.99       4,072,503.28      1,357,501.09      4,072,503.28      3,936,753.18

B. Series Allocations                      Series 2001-5     Series 2001-6      Series 2001-7    Series 2002-1      Series 2002-2
---------------------                      -------------     -------------      -------------    -------------      -------------

Group Number                                             2                  2                 2                 2                 2
Invested Amount                             500,000,000.00     700,000,000.00    650,000,000.00    920,000,000.00    940,000,000.00
Adjusted Invested Amount                    500,000,000.00     700,000,000.00    650,000,000.00    920,000,000.00    940,000,000.00
Principal Funding Account Balance                     0.00               0.00              0.00              0.00              0.00
Series Required Transferor Amount            35,000,000.00      49,000,000.00     45,500,000.00     64,400,000.00     65,800,000.00
Series Allocation Percentage                         2.59%              3.63%             3.37%             4.77%             4.88%
Series Alloc. Finance Charge Collections     11,910,410.25      16,674,574.35     15,483,533.33     21,915,154.86     22,391,571.27
Series Allocable Recoveries                     607,749.71         850,849.59        790,074.62      1,118,259.46      1,142,569.45
Series Alloc. Principal Collections         176,466,496.02     247,053,094.42    229,406,444.82    324,698,352.67    331,757,012.51
Series Allocable Defaulted Amount             2,715,002.19       3,801,003.07      3,529,502.85      4,995,604.03      5,104,204.12

B. Series Allocations                      Series 2002-3     Series 2002-4      Series 2002-5    Series 2002-6      Series 2003-1
---------------------                      -------------     -------------      -------------    -------------      -------------

Group Number                                             2                  2                 2                 2                 2
Invested Amount                             920,000,000.00     500,000,000.00    600,000,000.00    720,000,000.00    920,000,000.00
Adjusted Invested Amount                    920,000,000.00     500,000,000.00    600,000,000.00    720,000,000.00    920,000,000.00
Principal Funding Account Balance                     0.00               0.00              0.00              0.00              0.00
Series Required Transferor Amount            64,400,000.00      35,000,000.00     42,000,000.00     50,400,000.00     64,400,000.00
Series Allocation Percentage                         4.77%              2.59%             3.11%             3.74%             4.77%
Series Alloc. Finance Charge Collections     21,915,154.86      11,910,410.25     14,292,492.30     17,150,990.76     21,915,154.86
Series Allocable Recoveries                   1,118,259.46         607,749.71        729,299.65        875,159.58      1,118,259.46
Series Alloc. Principal Collections         324,698,352.67     176,466,496.02    211,759,795.22    254,111,754.26    324,698,352.67
Series Allocable Defaulted Amount             4,995,604.03       2,715,002.19      3,258,002.63      3,909,603.15      4,995,604.03

B. Series Allocations                      Series 2003-2     Series 2003-3      Series 2003-4    Series 2004-1      Series 2004-2
---------------------                      -------------     -------------      -------------    -------------      -------------

Group Number                                             2                  2                 1                 2                 2
Invested Amount                           1,100,000,000.00     750,000,000.00    680,000,000.00    800,000,000.00    400,000,000.00
Adjusted Invested Amount                  1,100,000,000.00     750,000,000.00    680,000,000.00    800,000,000.00    400,000,000.00
Principal Funding Account Balance                     0.00               0.00              0.00              0.00              0.00
Series Required Transferor Amount            77,000,000.00      52,500,000.00     47,600,000.00     56,000,000.00     28,000,000.00
Series Allocation Percentage                         5.71%              3.89%             3.53%             4.15%             2.08%
Series Alloc. Finance Charge Collections     26,202,902.55      17,865,615.38     16,198,157.94     19,056,656.40      9,528,328.20
Series Allocable Recoveries                   1,337,049.36         911,624.56        826,539.60        972,399.53        486,199.77
Series Alloc. Principal Collections         388,226,291.24     264,699,744.02    239,994,434.58    282,346,393.63    141,173,196.81
Series Allocable Defaulted Amount             5,973,004.82       4,072,503.28      3,692,402.98      4,344,003.50      2,172,001.75

B. Series Allocations                      Series 2004-3      Series 2004-4       Series 2004-5                       Trust Total
---------------------                      -------------      -------------       -------------                       -----------
Group Number                                            1                   2                  2
Invested Amount                            600,000,000.00    1,100,000,000.00   1,000,000,000.00                  19,275,000,000.00
Adjusted Invested Amount                   600,000,000.00    1,100,000,000.00   1,000,000,000.00                  19,275,000,000.00
Principal Funding Account Balance                    0.00                0.00               0.00                               0.00
Series Required Transferor Amount           42,000,000.00       77,000,000.00      70,000,000.00                   1,349,250,000.00
Series Allocation Percentage                        3.11%               5.71%              5.19%                               100%
Series Alloc. Finance Charge Collections    14,292,492.30       26,202,902.55      23,820,820.50                     459,146,315.16
Series Allocable Recoveries                    729,299.65        1,337,049.36       1,215,499.42                      23,428,751.24
Series Alloc. Principal Collections        211,759,795.22      388,226,291.24     352,932,992.03                   6,802,783,421.43
Series Allocable Defaulted Amount            3,258,002.63        5,973,004.82       5,430,004.38                     104,663,334.42


C. Group Allocations

1. Group 1 Allocations
Invested Amount
Investor Finance Charge Collections

Investor Monthly Interest
Investor Default Amount
Investor Monthly Fees
Investor Additional Amounts
Total

Reallocated Investor Finance Charge
Collections Available Excess

1. Group 1 Allocations                     Series 2001-2       Series 2003-4       Series 2004-3                      Group 1 Total
----------------------                     -------------       -------------       -------------                      -------------
Invested Amount                            250,000,000.00      680,000,000.00     600,000,000.00                   1,530,000,000.00
Investor Finance Charge Collections          4,254,138.47       11,571,256.63      10,209,932.32                      26,035,327.42

Investor Monthly Interest                    1,119,593.75        1,031,418.33       2,120,240.00                       4,271,252.08
Investor Default Amount                        969,739.50        2,637,691.43       2,327,374.79                       5,934,805.73
Investor Monthly Fees                          416,666.67        1,133,333.33       1,000,000.00                       2,550,000.00
Investor Additional Amounts                          0.00                0.00               0.00                               0.00
Total                                        2,505,999.91        4,802,443.10       5,447,614.79                      12,756,057.81

Reallocated Investor Finance
Charge Collections                           4,675,815.21       10,704,340.71      10,655,171.51                      26,035,327.42
Available Excess                             2,169,815.30        5,901,897.61       5,207,556.71                      13,279,269.61

2. Group 2 Allocations                                                            Series 2000-3      Series 2000-4     Series 2000-5
----------------------                                                            -------------      -------------     -------------
Invested Amount                                                                 1,000,000,000.00  1,212,122,000.00   787,878,000.00
Investor Finance Charge Collections                                                17,024,299.87     20,626,139.31    13,406,968.43

Investor Monthly Interest                                                           2,175,833.33      2,524,833.48     1,705,650.66
Investor Default Amount                                                             3,878,957.99      4,701,770.32     3,056,145.66
Investor Monthly Fees                                                               1,666,666.67      2,020,203.33     1,313,130.00
Investor Additional Amounts                                                                 0.00              0.00             0.00
Total                                                                               7,721,457.99      9,246,807.14     6,074,926.32

Reallocated Investor Finance Charge Collections                                    17,046,705.69     20,550,145.03    13,422,083.83
Investment Funding Account Proceeds                                                                       9,147.00
Available Excess                                                                    9,325,247.70     11,312,484.90     7,347,157.51

2. Group 2 Allocations                      Series 2001-1      Series 2001-3       Series 2001-4    Series 2001-5     Series 2001-6
----------------------                      -------------      -------------       -------------    -------------     -------------
Invested Amount                            750,000,000.00      750,000,000.00     725,000,000.00    500,000,000.00   700,000,000.00
Investor Finance Charge Collections         12,762,415.40       12,762,415.40      12,337,001.56      8,508,276.94    11,911,587.71

Investor Monthly Interest                    1,625,516.67        1,618,837.50       1,564,876.25      1,097,444.44     1,505,116.67
Investor Default Amount                      2,909,218.49        2,909,218.49       2,812,244.54      1,939,479.00     2,715,270.59
Investor Monthly Fees                        1,250,000.00        1,250,000.00       1,208,333.33        833,333.33     1,166,666.67
Investor Additional Amounts                          0.00                0.00               0.00              0.00             0.00
Total                                        5,784,735.16        5,778,055.99       5,585,454.13      3,870,256.77     5,387,053.93

Reallocated Investor
 Finance Charge Collections                 12,778,670.94       12,771,991.77      12,346,258.71      8,532,880.62    11,914,727.32
Investment Funding
 Account Proceeds
Available Excess                             6,993,935.78        6,993,935.78       6,760,804.58      4,662,623.85     6,527,673.39

2. Group 2 Allocations                  Series 2001-7      Series 2002-1        Series 2002-2    Series 2002-3     Series 2002-4
----------------------                  -------------      -------------        -------------    -------------     -------------
Invested Amount                         650,000,000.00     920,000,000.00      940,000,000.00    920,000,000.00       500,000,000.00
Investor Finance Charge Collections      11,060,760.02      15,655,229.56       15,995,560.64     15,655,229.56         8,508,276.94

Investor Monthly Interest                 1,398,012.78       1,975,112.22        2,017,464.56      1,973,967.33         1,048,172.22
Investor Default Amount                   2,521,322.69       3,568,641.35        3,646,220.51      3,568,641.35         1,939,479.00
Investor Monthly Fees                     1,083,333.33       1,533,333.33        1,566,666.67      1,533,333.33           833,333.33
Investor Additional Amounts                       0.00               0.00                0.00              0.00                 0.00
Total                                     5,002,668.81       7,077,086.91        7,230,351.73      7,075,942.02         3,820,984.55

Reallocated Investor
 Finance Charge Collections              11,064,079.81      15,656,314.79       15,996,084.57     15,655,169.91         8,483,608.40
Investment Funding Account Proceeds
Available Excess                          6,061,411.01       8,579,227.89        8,765,732.84      8,579,227.89         4,662,623.85

2. Group 2 Allocations                  Series 2002-5      Series 2002-6        Series 2003-1    Series 2003-2     Series 2003-3
----------------------                  -------------      -------------        -------------    -------------     -------------
Invested Amount                         600,000,000.00     720,000,000.00      920,000,000.00  1,100,000,000.00       750,000,000.00
Investor Finance Charge Collections      10,209,932.32      12,251,918.79       15,655,229.56     18,718,209.26        12,762,415.40

Investor Monthly Interest                 1,313,083.33       1,561,840.00        1,975,112.22      2,359,493.89         1,607,812.50
Investor Default Amount                   2,327,374.79       2,792,849.75        3,568,641.35      4,266,853.79         2,909,218.49
Investor Monthly Fees                     1,000,000.00       1,200,000.00        1,533,333.33      1,833,333.33         1,250,000.00
Investor Additional Amounts                       0.00               0.00                0.00              0.00                 0.00
Total                                     4,640,458.13       5,554,689.75        7,077,086.91      8,459,681.01         5,767,030.99

Reallocated Investor
 Finance Charge Collections              10,235,606.75      12,268,868.10       15,656,314.79     18,717,453.49        12,760,966.77
Investment Funding Account Proceeds
Available Excess                          5,595,148.62       6,714,178.35        8,579,227.89     10,257,772.47         6,993,935.78

2. Group 2 Allocations                  Series 2004-1      Series 2004-2     Series 2004-4     Series 2004-5       Group 2 Total
----------------------                  -------------      -------------     -------------     -------------       -------------
Invested Amount                         800,000,000.00     400,000,000.00    1,100,000,000.00  1,000,000,000.00    17,745,000,000.00
Investor Finance Charge Collections      13,613,243.10       6,806,621.55       18,718,209.26     17,016,553.87       301,966,494.44

Investor Monthly Interest                 1,695,586.67         877,333.33        2,334,340.56      2,119,677.78        38,075,118.39
Investor Default Amount                   3,103,166.39       1,551,583.20        4,266,853.79      3,878,957.99        68,832,109.56
Investor Monthly Fees                     1,333,333.33         666,666.67        1,833,333.33      1,666,666.67        29,575,000.00
Investor Additional Amounts                       0.00               0.00                0.00              0.00                 0.00
Total                                     6,132,086.39       3,095,583.20        8,434,527.68      7,665,302.44       136,482,227.96

Reallocated Investor
 Finance Charge Collections              13,592,284.56       6,825,682.28       18,692,300.15     16,990,550.14       301,958,748.44
Investment Funding Account Proceeds                                                                                         9,147.00
Available Excess                          7,460,198.16       3,730,099.08       10,257,772.47      9,325,247.70       165,485,667.48

                                           GROUP I           GROUP II
Group Investor Finance
 Charge Collections                      26,035,327.42     301,958,748.44
Group Expenses                           12,756,057.81     136,482,227.96
Reallocable Investor
 Finance Charge Collections              13,279,269.61     165,476,520.49

D. Trust Performance

Delinquencies:

31-60 Days Delinquent:                     274,243,505
61-90 Days Delinquent:                     145,835,837
90+ Days Delinquent:                       243,160,217
Total 30+ Days Delinquent:                 663,239,559

IV. Series 2000-3 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series            Total Investor      Transferors
A. Investor/Transferor Allocations                       Allocations           Interest           Interest
----------------------------------                       -----------           --------           --------
Beginning Invested /Transferor Amount                   1,399,861,610.15    1,000,000,000.00    399,861,610.15
Beginning Adjusted Invested Amount                                   N/A    1,000,000,000.00               N/A
Floating Allocation Percentage                                       N/A            71.4356%          28.5644%
Principal Allocation Percentage                                      N/A            71.4356%          28.5644%
Collections of Finance Chg. Receivables                    23,820,820.50       17,024,299.87      6,804,266.63
Collections of Principal Receivables                      352,932,992.03      252,119,916.34    100,813,075.70
Defaulted Amount                                            5,430,004.38        3,878,957.99      1,551,046.39

Ending Invested / Transferor Amounts                    1,380,868,549.16    1,000,000,000.00    380,868,549.16

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A              Class B            Interest            Total
--------------------------------------                     -------              -------            --------            -----

Principal Funding Account                                           0.00                0.00              0.00                0.00
Investment Proceeds for Monthly Period                              0.00                0.00              0.00                0.00
Reserve Draw Amount                                                 0.00                0.00              0.00                0.00
Available Reserve Account Amount                            4,125,000.00                0.00              0.00        4,125,000.00
Reserve Account Surplus                                             0.00                0.00              0.00                0.00

Coupon February 15, 2005 to March 14, 2005                       2.7500%             2.9400%           3.0900%
Monthly Interest Due                                        1,764,583.33          182,933.33        228,316.67        2,175,833.33
Outstanding Monthly Interest Due                                    0.00                0.00              0.00                0.00
Additional Interest Due                                             0.00                0.00              0.00                0.00
Total Interest Due                                          1,764,583.33          182,933.33        228,316.67        2,175,833.33
Investor Default Amount                                     3,200,140.34          310,316.64        368,501.01        3,878,957.99
Investor Monthly Fees Due                                   1,375,000.00          133,333.33        158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                                   6,339,723.68          626,583.31        755,151.01        7,721,457.99

Reallocated Investor Finance Charge Collections                                                                      17,046,705.69
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                               7,746.00
Series Adjusted Portfolio Yield                                                                                           16.0302%
Base Rate                                                                                                                  5.0090%
Excess Spread Percentage                                                                                                  11.1996%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest            Total
--------------------------------------------               -------              -------            --------            -----

Beginning Certificates Balance                            825,000,000.00       80,000,000.00     95,000,000.00    1,000,000,000.00
Interest Distributions                                      1,764,583.33          182,933.33        228,316.67        2,175,833.33
Principal Deposits - Prin. Funding Account                          0.00                0.00              0.00                0.00
Principal Distributions                                             0.00                0.00              0.00                0.00
Total Distributions                                         1,764,583.33          182,933.33        228,316.67        2,175,833.33
Ending Certificates Balance                               825,000,000.00       80,000,000.00     95,000,000.00    1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                               $2.14

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.14

     3.   Amount of the distribution in respect of Class A
          Outstanding Monthly Interest                                   $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                  $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor
          Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.29

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.29

     3.   Amount of the distribution in respect of class B
          outstanding monthly interest:                                  $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount
          pursuant to clauses c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original certificate
          principal amount:                                              $0.00

     3.   The total amount reimbursed in respect of such
          reductions in the Class B Invested Amount:                     $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $228,316.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $228,316.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral Interest
          Holder in respect of principal on the Collateral
          Invested Amount:                                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Collateral
Invested Amount.

     1.   The amount of reductions in the Collateral Invested
          Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00
     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                $14,069,922.65

          a.   Class A Monthly Interest:                         $1,764,583.33
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,200,140.34
          e.   Excess Spread:                                    $9,105,198.97

     2. Class B Available Funds:                                 $1,364,356.14

          a.   Class B Monthly Interest:                           $182,933.33
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,181,422.80

     3.   Collateral Available Funds:                            $1,620,172.91

          a.   Excess Spread:                                    $1,620,172.91

     4.   Total Excess Spread:                                  $11,906,794.68

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            71.4356%

     2.   Series 2000-3 Allocable
          Principal Collections:                               $352,932,992.03

     3.   Principal Allocation Percentage of
          Series 2000-3 Allocable Principal
          Collections:                                         $252,119,916.34

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $252,119,916.34

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-3:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,878,957.99

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $255,998,874.33

L. Application of Available Principal Collections during
Revolving Period.

     1.   Collateral Invested Amount                            $95,000,000.00

     2.   Required Collateral Invested Amount                   $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00
     4.   Treated as Shared Principal Collections:             $255,998,874.33

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2000-3

     1.   Excess Spread:                                       $11,906,794.68
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $310,316.64
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $228,316.67
     9.   Applied to unpaid Monthly Servicing Fee:              $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $368,501.01
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $9,332,993.70

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.0090%
          b.   Prior Monthly Period                                   4.8974%
          c.   Second Prior Monthly Period                            4.4355%

     2.   Three Month Average Base Rate                               4.7806%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.0302%
          b.   Prior Monthly Period                                  15.0214%
          c.   Second Prior Monthly Period                           14.7975%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.2831%

V. Series 2000-4 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                        Series           Total Investor      Transferors
A. Investor/Transferor Allocations                   Allocations            Interest           Interest
----------------------------------                   -----------            --------           --------
Beginning Invested /Transferor Amount              1,696,803,054.62     1,212,122,000.00    484,681,054.62
Beginning Adjusted Invested Amount                              N/A     1,212,122,000.00               N/A
Floating Allocation Percentage                                  N/A             71.4356%          28.5644%
Principal Allocation Percentage                                 N/A             71.4356%          28.5644%
Collections of Finance Chg. Receivables               28,873,740.59        20,635,286.31      8,247,601.28
Collections of Principal Receivables                 427,797,844.17       305,600,097.23    122,197,746.94
Defaulted Amount                                       6,581,827.77         4,701,770.32      1,880,057.45

Ending Invested / Transferor Amounts               1,673,781,147.54     1,212,122,000.00    461,659,147.54


----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                  Class A             Class B            Interest               Total
--------------------------------------                  -------             -------            --------               -----

Principal Funding Account                                      0.00                 0.00              0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00              0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00              0.00                   0.00
Available Reserve Account Amount                               0.00                 0.00              0.00                   0.00
Reserve Account Surplus                                        0.00                 0.00              0.00                   0.00

Coupon February 15, 2005 to March 14, 2005                  2.6150%              2.8400%           3.0900%
Monthly Interest Due                                   2,033,888.89           214,195.96        276,748.64           2,524,833.48
Outstanding Monthly Interest Due                               0.00                 0.00              0.00                   0.00
Additional Interest Due                                        0.00                 0.00              0.00                   0.00
Total Interest Due                                     2,033,888.89           214,195.96        276,748.64           2,524,833.48
Investor Default Amount                                3,878,957.99           376,142.56        446,669.77           4,701,770.32
Investor Monthly Fees Due                              1,666,666.67           161,616.67        191,920.00           2,020,203.33
Investor Additional Amounts Due
Total Due                                              7,579,513.55           751,955.18        915,338.41           9,246,807.14

Reallocated Investor Finance Charge Collections                                                                     20,550,145.03
Interest and Principal Funding Investment Proceeds                                                                       9,147.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          15.9170%
Base Rate                                                                                                                 4.8879%
Excess Spread Percentage                                                                                                 11.1994%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest               Total
--------------------------------------------          -------                 -------            --------               -----

Beginning Certificates Balance                     1,000,000,000.00        96,970,000.00    115,152,000.00       1,212,122,000.00
Interest Distributions                                 2,033,888.89           214,195.96        276,748.64           2,524,833.48
Interest Deposits - Interest Funding Account          (2,033,888.89)         (214,195.96)             0.00          (2,248,084.84)
Interest Funding Account Distributions                 6,537,500.00           688,487.00              0.00           7,225,987.00
Principal Deposits - Prin. Funding Account                     0.00                 0.00              0.00                   0.00
Principal Distributions                                        0.00                 0.00              0.00                   0.00
Total Distributions                                    6,537,500.00           688,487.00        276,748.64           7,502,735.64
Ending Interest Funding Account Balance                        0.00                 0.00              0.00                   0.00
Ending Certificates Balance                        1,000,000,000.00        96,970,000.00    115,152,000.00       1,212,122,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1. Total amount of the distribution                                 $2.03

     2. Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.03

     3. Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4. Amount of the distribution in respect of
          Class A Additional Interest:                                   $0.00

     5. Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                  $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
          $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00


F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.21

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.21

     3.   Amount of the distribution in respect of class B
          outstanding monthly interest:                                  $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount
          pursuant to clauses c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount
          set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect of such
          reductions in the Class B Invested Amount:                     $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral Interest
          Holder:                                                  $276,748.64

     2.   Amount distributed in respect of Collateral Monthly
          Interest:                                                $276,748.64

     3.   Amount distributed in respect of Collateral Additional
          Interest:                                                      $0.00

     4.   The amount distributed to the Collateral Interest
          Holder in respect of principal on the Collateral
          Invested Amount:                                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested
          Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect of such
          reductions in the Collateral Invested Amount:                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds (Includes Int.
        Income from IFA):                                       $16,963,005.63

          a.   Class A Monthly Interest:                         $2,033,888.89
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $3,878,957.99
          e.   Excess Spread:                                   $11,050,158.75

     2. Class B Available Funds:                                 $1,644,015.67

          a.   Class B Monthly Interest:                           $214,195.96
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,429,819.72

     3. Collateral Available Funds:                              $1,952,270.73

          a.   Excess Spread:                                    $1,952,270.73

     4. Total Excess Spread:                                    $14,432,249.20

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            71.4356%

     2.   Series 2000-4 Allocable Principal Collections:       $427,797,844.17

     3.   Principal Allocation Percentage of
          Series 2000-4 Allocable Principal
          Collections:                                         $305,600,097.23

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $305,600,097.23

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-4:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $4,701,770.32

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $310,301,867.55

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount                            $115,152,000.00

     2.  Required Collateral Invested Amount                   $115,152,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.  Treated as Shared Principal Collections:              $310,301,867.55

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2000-4

     1.   Excess Spread:                                        $14,432,249.20
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $376,142.56
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $276,748.64
     9.   Applied to unpaid Monthly Servicing Fee:               $2,020,203.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $446,669.77
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                              $11,312,484.90

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.8879%
          b.   Prior Monthly Period                                    4.8773%
          c.   Second Prior Monthly Period                             4.4865%

     2.   Three Month Average Base Rate                                4.7506%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.9170%
          b.   Prior Monthly Period                                   15.0007%
          c.   Second Prior Monthly Period                            14.8434%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.2537%

VI. Series 2000-5 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor         Transferors
A. Investor/Transferor Allocations                  Allocations           Interest             Interest
----------------------------------                  -----------           --------             --------
Beginning Invested /Transferor Amount              1,102,920,165.68     787,878,000.00    315,042,165.68
Beginning Adjusted Invested Amount                              N/A     787,878,000.00               N/A
Floating Allocation Percentage                                  N/A           71.4356%          28.5644%
Principal Allocation Percentage                                 N/A           71.4356%          28.5644%
Collections of Finance Chg. Receivables               18,767,900.41      13,406,968.43      5,360,931.98
Collections of Principal Receivables                 278,068,139.90     198,639,735.44     79,428,404.45
Defaulted Amount                                       4,278,180.99       3,056,145.66      1,222,035.33

Ending Invested / Transferor Amounts               1,087,955,950.77     787,878,000.00    300,077,950.77


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                    Class A           Class B            Interest                  Total
--------------------------------------                    -------           -------            --------                  -----

Principal Funding Account                                      0.00               0.00              0.00                      0.00
Investment Proceeds for Monthly Period                         0.00               0.00              0.00                      0.00
Reserve Draw Amount                                            0.00               0.00              0.00                      0.00
Available Reserve Account Amount                               0.00               0.00              0.00                      0.00
Reserve Account Surplus                                        0.00               0.00              0.00                      0.00

Coupon February 15, 2005 to March 14, 2005                  2.7300%            2.9700%           3.0900%
Monthly Interest Due                                   1,380,166.67         145,599.30        179,884.69              1,705,650.66
Outstanding Monthly Interest Due                               0.00               0.00              0.00                      0.00
Additional Interest Due                                        0.00               0.00              0.00                      0.00
Total Interest Due                                     1,380,166.67         145,599.30        179,884.69              1,705,650.66
Investor Default Amount                                2,521,322.69         244,490.72        290,332.25              3,056,145.66
Investor Monthly Fees Due                              1,083,333.33         105,050.00        124,746.67              1,313,130.00
Investor Additional Amounts Due
Total Due                                              4,984,822.69         495,140.02        594,963.61              6,074,926.32

Reallocated Investor Finance Charge Collections                                                                      13,422,083.83
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.0074%
Base Rate                                                                                                                  4.9947%
Excess Spread Percentage                                                                                                  11.1903%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions           Class A             Class B            Interest                  Total
--------------------------------------------           -------             -------            --------                  -----

Beginning Certificates Balance                       650,000,000.00      63,030,000.00     74,848,000.00            787,878,000.00
Interest Distributions                                 1,380,166.67         145,599.30        179,884.69              1,705,650.66
Principal Deposits - Prin. Funding Account                     0.00               0.00              0.00                      0.00
Principal Distributions                                        0.00               0.00              0.00                      0.00
Total Distributions                                    1,380,166.67         145,599.30        179,884.69              1,705,650.66
Ending Certificates Balance                          650,000,000.00      63,030,000.00     74,848,000.00            787,878,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                               $2.12

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.12

     3.   Amount of the distribution in respect of Class A
          Outstanding Monthly Interest                                   $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                  $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor
          Charge-Offs per $1,000 original certificate principal
          amount:                                                        $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.31

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.31

     3.   Amount of the distribution in respect of class B
          outstanding monthly interest:                                  $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount
          pursuant to clauses c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount
          set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect of such
          reductions in the Class B Invested Amount:                     $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral Interest
          Holder:                                                  $179,884.69

     2.   Amount distributed in respect of Collateral Monthly
          Interest:                                                $179,884.69

     3.   Amount distributed in respect of Collateral Additional
          Interest:                                                      $0.00

     4.   The amount distributed to the Collateral Interest
          Holder in respect of principal on the Collateral
          Invested Amount:                                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested
          Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect of such
          reductions in the Collateral Invested Amount:                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                $11,073,230.24

          a.   Class A Monthly Interest:                         $1,380,166.67
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,521,322.69
          e.   Excess Spread:                                    $7,171,740.88

     2. Class B Available Funds:                                 $1,073,762.62

          a.   Class B Monthly Interest:                           $145,599.30
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $928,163.32

     3.  Collateral Available Funds:                             $1,275,090.98

          a.   Excess Spread:                                    $1,275,090.98

     4.  Total Excess Spread:                                    $9,374,995.17

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            71.4356%

     2.   Series 2000-5 Allocable
          Principal Collections:                               $278,068,139.90

     3.   Principal Allocation Percentage of
          Series 2000-5 Allocable Principal
          Collections:                                         $198,639,735.44

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $198,639,735.44

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-5:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,056,145.66

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $201,695,881.11

L. Application of Available Principal Collections during

Revolving Period.

     1.   Collateral Invested Amount                            $74,848,000.00

     2.   Required Collateral Invested Amount                   $74,848,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $201,695,881.11

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2000-5

     1.   Excess Spread:                                         $9,374,995.17
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $244,490.72
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $179,884.69
     9.   Applied to unpaid Monthly Servicing Fee:               $1,313,130.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $290,332.25
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $7,347,157.51

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9947%
          b.   Prior Monthly Period                                    4.8831%
          c.   Second Prior Monthly Period                             4.4212%

     2.   Three Month Average Base Rate                                4.7663%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.0074%
          b.   Prior Monthly Period                                   15.0006%
          c.   Second Prior Monthly Period                            14.7717%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.2599%

VII. Series 2001-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series        Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations         Interest           Interest
----------------------------------                     -----------         --------           --------
Beginning Invested /Transferor Amount               1,049,896,207.61    750,000,000.00    299,896,207.61
Beginning Adjusted Invested Amount                               N/A    750,000,000.00               N/A
Floating Allocation Percentage                                   N/A          71.4356%          28.5644%
Principal Allocation Percentage                                  N/A          71.4356%          28.5644%
Collections of Finance Chg. Receivables                17,865,615.38     12,762,415.40      5,103,199.97
Collections of Principal Receivables                  264,699,744.02    189,089,937.25     75,609,806.77
Defaulted Amount                                        4,072,503.28      2,909,218.49      1,163,284.79

Ending Invested / Transferor Amounts                1,035,651,411.87    750,000,000.00    285,651,411.87


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A             Class B            Interest                  Total
--------------------------------------                   -------             -------            --------                  -----

Principal Funding Account                                       0.00              0.00              0.00                      0.00
Investment Proceeds for Monthly Period                          0.00              0.00              0.00                      0.00
Reserve Draw Amount                                             0.00              0.00              0.00                      0.00
Available Reserve Account Amount                                0.00              0.00              0.00                      0.00
Reserve Account Surplus                                         0.00              0.00              0.00                      0.00

Coupon February 15, 2005 to March 14, 2005                   2.7300%           3.0100%           3.0900%
Monthly Interest Due                                    1,313,812.50        140,466.67        171,237.50              1,625,516.67
Outstanding Monthly Interest Due                                0.00              0.00              0.00                      0.00
Additional Interest Due                                         0.00              0.00              0.00                      0.00
Total Interest Due                                      1,313,812.50        140,466.67        171,237.50              1,625,516.67
Investor Default Amount                                 2,400,105.26        232,737.48        276,375.76              2,909,218.49
Investor Monthly Fees Due                               1,031,250.00        100,000.00        118,750.00              1,250,000.00
Investor Additional Amounts Due
Total Due                                               4,745,167.76        473,204.15        566,363.26              5,784,735.16

Reallocated Investor Finance Charge Collections                                                                      12,778,670.94
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.0105%
Base Rate                                                                                                                  4.9979%
Excess Spread Percentage                                                                                                  11.1903%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A            Class B            Interest                  Total
--------------------------------------------             -------            -------            --------                  -----

Beginning Certificates Balance                        618,750,000.00     60,000,000.00     71,250,000.00            750,000,000.00
Interest Distributions                                  1,313,812.50        140,466.67        171,237.50              1,625,516.67
Principal Deposits - Prin. Funding Account                      0.00              0.00              0.00                      0.00
Principal Distributions                                         0.00              0.00              0.00                      0.00
Total Distributions                                     1,313,812.50        140,466.67        171,237.50              1,625,516.67
Ending Certificates Balance                           618,750,000.00     60,000,000.00     71,250,000.00            750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                               $2.12

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $2.12

     3.   Amount of the distribution in respect of Class A
          Outstanding Monthly Interest                                   $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                  $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs
          per $1,000 original certificate principal amount:              $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.34

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $2.34

     3.   Amount of the distribution in respect of class B
          outstanding monthly interest:                                  $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount
          pursuant to clauses c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount
          set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect of such
          reductions in the Class B Invested Amount:                     $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral Interest
          Holder:                                                  $171,237.50

     2.   Amount distributed in respect of Collateral Monthly
          Interest:                                                $171,237.50

     3.   Amount distributed in respect of Collateral Additional
          Interest:                                                      $0.00

     4.   The amount distributed to the Collateral Interest
          Holder in respect of principal on the Collateral
          Invested Amount:                                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested
          Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect of such
          reductions in the Collateral Invested Amount:                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                               $10,542,403.52

          a.   Class A Monthly Interest:                         $1,313,812.50
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,400,105.26
          e.   Excess Spread:                                    $6,828,485.77

     2. Class B Available Funds:                                 $1,022,293.67

          a.   Class B Monthly Interest:                           $140,466.67
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $881,827.01

     3.  Collateral Available Funds:                             $1,213,973.74

          a.   Excess Spread:                                    $1,213,973.74

     4.  Total Excess Spread:                                    $8,924,286.51

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            71.4356%

     2.   Series 2001-1 Allocable Principal Collections:       $264,699,744.02

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                         $189,089,937.25

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $189,089,937.25

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,909,218.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $191,999,155.75

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                            $71,250,000.00

     2.   Required Collateral Invested Amount                   $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $191,999,155.75

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

     1.   Excess Spread:                                         $8,924,286.51
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $232,737.48
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $171,237.50
     9.   Applied to unpaid Monthly Servicing Fee:               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $276,375.76
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,993,935.78

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9979%
          b.   Prior Monthly Period                                    4.8864%
          c.   Second Prior Monthly Period                             4.4244%

     2.   Three Month Average Base Rate                                4.7696%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.0104%
          b.   Prior Monthly Period                                   15.0035%
          c.   Second Prior Monthly Period                            14.7753%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.2631%

VIII. Series 2001-2 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                     Series         Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations         Interest             Interest
----------------------------------                 -----------         --------             --------
Beginning Invested /Transferor Amount             349,965,402.54     250,000,000.00       99,965,402.54
Beginning Adjusted Invested Amount                           N/A     250,000,000.00                 N/A
Floating Allocation Percentage                               N/A           71.4356%            28.5644%
Principal Allocation Percentage                              N/A           71.4356%            28.5644%
Collections of Finance Chg. Receivables             5,955,205.13       4,254,138.47        1,701,066.66
Collections of Principal Receivables               88,233,248.01      63,029,979.08       25,203,268.92
Defaulted Amount                                    1,357,501.09         969,739.50          387,761.60

Ending Invested / Transferor Amounts              345,217,137.29     250,000,000.00       95,217,137.29


----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                 Class A            Class B              Interest                  Total
--------------------------------------                 -------            -------              --------                  -----

Principal Funding Account                                   0.00               0.00                0.00                      0.00
Investment Proceeds for Monthly Period                      0.00               0.00                0.00                      0.00
Reserve Draw Amount                                         0.00               0.00                0.00                      0.00
Available Reserve Account Amount                            0.00               0.00                0.00                      0.00
Reserve Account Surplus                                     0.00               0.00                0.00                      0.00

Coupon February 15, 2005 to March 14, 2005               5.5300%            5.8300%             3.4400%
Monthly Interest Due                                  996,552.08          72,875.00           50,166.67              1,119,593.75
Outstanding Monthly Interest Due                            0.00               0.00                0.00                      0.00
Additional Interest Due                                     0.00               0.00                0.00                      0.00
Total Interest Due                                    996,552.08          72,875.00           50,166.67              1,119,593.75
Investor Default Amount                               838,824.67          58,184.37           72,730.46                969,739.50
Investor Monthly Fees Due                             360,416.67          25,000.00           31,250.00                416,666.67
Investor Additional Amounts Due
Total Due                                           2,195,793.42         156,059.37          154,147.13              2,505,999.91

Reallocated Investor Finance Charge Collections                                                                      4,675,815.21
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          18.0362%
Base Rate                                                                                                                 8.0105%
Excess Spread Percentage                                                                                                 10.4151%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions         Class A           Class B              Interest                  Total
--------------------------------------------         -------           -------              --------                  -----

Beginning Certificates Balance                    216,250,000.00      15,000,000.00       18,750,000.00            250,000,000.00
Interest Distributions                                996,552.08          72,875.00           50,166.67              1,119,593.75
Principal Deposits - Prin. Funding Account                  0.00               0.00                0.00                      0.00
Principal Distributions                                     0.00               0.00                0.00                      0.00
Total Distributions                                   996,552.08          72,875.00           50,166.67              1,119,593.75
Ending Certificates Balance                       216,250,000.00      15,000,000.00       18,750,000.00            250,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                               $4.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $4.61

     3.   Amount of the distribution in respect of Class A
          Outstanding Monthly Interest                                   $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                  $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs
          per $1,000 original certificate principal amount:              $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $4.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $4.86

     3.   Amount of the distribution in respect of class B
          outstanding monthly interest:                                  $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount
          pursuant to clauses c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount
          set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect of such
          reductions in the Class B Invested Amount:                     $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $50,166.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $50,166.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral Interest
          Holder in respect of principal on the Collateral
          Invested Amount:                                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested
          Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect of such
          reductions in the Collateral Invested Amount:                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                 $4,044,580.16

          a.   Class A Monthly Interest:                           $996,552.08
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):        $838,824.67
          e.   Excess Spread:                                    $2,209,203.41

     2. Class B Available Funds:                                   $280,548.91

          a.   Class B Monthly Interest:                            $72,875.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $207,673.91

     3.   Collateral Available Funds:                              $350,686.14

          a.   Excess Spread:                                      $350,686.14

     4.   Total Excess Spread:                                   $2,767,563.46

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            71.4356%

2.   Series 2001-2 Allocable Principal Collections:             $88,233,248.01

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                          $63,029,979.08

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                  $63,029,979.08

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                             $969,739.50

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                               $63,999,718.58

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount                             $18,750,000.00

     2.   Required Collateral Invested Amount                   $18,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:              $63,999,718.58

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

     1.   Excess Spread:                                         $2,767,563.46
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                  $58,184.37
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                   $50,166.67
     9.   Applied to unpaid Monthly Servicing Fee:                 $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $72,730.46
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $2,169,815.30

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  8.0105%
          b.   Prior Monthly Period                                    8.0021%
          c.   Second Prior Monthly Period                             6.6288%

     2.   Three Month Average Base Rate                                7.5471%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 18.0362%
          b.   Prior Monthly Period                                   16.0748%
          c.   Second Prior Monthly Period                            15.8829%

     4.   Three Month Average Series Adjusted Portfolio Yield         16.6646%

IX. Series 2001-3 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations           Interest             Interest
----------------------------------                     -----------           --------             --------
Beginning Invested /Transferor Amount                1,049,896,207.61       750,000,000.00      299,896,207.61
Beginning Adjusted Invested Amount                                N/A       750,000,000.00                 N/A
Floating Allocation Percentage                                    N/A             71.4356%            28.5644%
Principal Allocation Percentage                                   N/A             71.4356%            28.5644%
Collections of Finance Chg. Receivables                 17,865,615.38        12,762,415.40        5,103,199.97
Collections of Principal Receivables                   264,699,744.02       189,089,937.25       75,609,806.77
Defaulted Amount                                         4,072,503.28         2,909,218.49        1,163,284.79

Ending Invested / Transferor Amounts                 1,035,651,411.87       750,000,000.00      285,651,411.87


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                   Class A               Class B              Interest            Total
--------------------------------------                   -------               -------              --------            -----

Principal Funding Account                                        0.00                 0.00                0.00                0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                0.00                0.00
Reserve Draw Amount                                              0.00                 0.00                0.00                0.00
Available Reserve Account Amount                                 0.00                 0.00                0.00                0.00
Reserve Account Surplus                                          0.00                 0.00                0.00                0.00

Coupon February 15, 2005 to March 14, 2005                    2.7200%              2.9700%             3.0900%
Monthly Interest Due                                     1,309,000.00           138,600.00          171,237.50        1,618,837.50
Outstanding Monthly Interest Due                                 0.00                 0.00                0.00                0.00
Additional Interest Due                                          0.00                 0.00                0.00                0.00
Total Interest Due                                       1,309,000.00           138,600.00          171,237.50        1,618,837.50
Investor Default Amount                                  2,400,105.26           232,737.48          276,375.76        2,909,218.49
Investor Monthly Fees Due                                1,031,250.00           100,000.00          118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                                4,740,355.26           471,337.48          566,363.26        5,778,055.99

Reallocated Investor Finance Charge Collections                                                                      12,771,991.77
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.9996%
Base Rate                                                                                                                  4.9863%
Excess Spread Percentage                                                                                                  11.1903%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions             Class A             Class B              Interest            Total
--------------------------------------------             -------             -------              --------            -----

Beginning Certificates Balance                         618,750,000.00        60,000,000.00       71,250,000.00      750,000,000.00
Interest Distributions                                   1,309,000.00           138,600.00          171,237.50        1,618,837.50
Principal Deposits - Prin. Funding Account                       0.00                 0.00                0.00                0.00
Principal Distributions                                          0.00                 0.00                0.00                0.00
Total Distributions                                      1,309,000.00           138,600.00          171,237.50        1,618,837.50
Ending Certificates Balance                            618,750,000.00        60,000,000.00       71,250,000.00      750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                               $2.12

     2.   Amount of the distribution in respect of Class A
          Monthly Interest:                                              $2.12

     3.   Amount of the distribution in respect of Class A
          Outstanding Monthly Interest                                   $0.00

     4.   Amount of the distribution in respect of Class A
          Additional Interest:                                           $0.00

     5.   Amount of the distribution in respect of Class A
          Principal:                                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     3.   Total amount reimbursed in respect of Class A Investor
          Charge-Offs:                                                   $0.00

     4.   Amount reimbursed in respect of Class A Investor
          Charge-Offs per $1,000 original certificate principal
          amount:                                                        $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.31

     2.   Amount of the distribution in respect of class B
          monthly interest:                                              $2.31

     3.   Amount of the distribution in respect of class B
          outstanding monthly interest:                                  $0.00

     4.   Amount of the distribution in respect of class B
          additional interest:                                           $0.00

     5.   Amount of the distribution in respect of class B
          principal:                                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount
          pursuant to clauses c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount
          set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect of such
          reductions in the Class B Invested Amount:                     $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral Interest
          Holder:                                                  $171,237.50

     2.   Amount distributed in respect of Collateral Monthly
          Interest:                                                $171,237.50

     3.   Amount distributed in respect of Collateral Additional
          Interest:                                                      $0.00

     4.   The amount distributed to the Collateral Interest
          Holder in respect of principal on the Collateral
          Invested Amount:                                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested
          Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect of such
          reductions in the Collateral Invested Amount:                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $10,536,893.21

          a.   Class A Monthly Interest:                         $1,309,000.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,400,105.26
          e.   Excess Spread:                                    $6,827,787.95

     2. Class B Available Funds:                                 $1,021,759.34

          a.   Class B Monthly Interest:                           $138,600.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $883,159.34

     3. Collateral Available Funds:                              $1,213,339.22

          a. Excess Spread:                                      $1,213,339.22

     4. Total Excess Spread:                                     $8,924,286.51

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            71.4356%

     2.   Series 2001-3 Allocable Principal Collections:       $264,699,744.02

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                         $189,089,937.25

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $189,089,937.25

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-3                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,909,218.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $191,999,155.75

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                            $71,250,000.00

     2.   Required Collateral Invested Amount                   $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $191,999,155.75

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

     1.   Excess Spread:                                         $8,924,286.51
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $232,737.48
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $171,237.50
     9.   Applied to unpaid Monthly Servicing Fee:               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $276,375.76
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,993,935.78

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9863%
          b.   Prior Monthly Period                                    4.8748%
          c.   Second Prior Monthly Period                             4.4128%

     2.   Three Month Average Base Rate                                4.7580%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.9996%
          b.   Prior Monthly Period                                   14.9933%
          c.   Second Prior Monthly Period                            14.7626%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.2518%

X. Series 2001-4 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations           Interest                Interest
----------------------------------                   -----------           --------                --------
Beginning Invested /Transferor Amount               1,014,899,667.36     725,000,000.00      289,899,667.36
Beginning Adjusted Invested Amount                               N/A     725,000,000.00                 N/A
Floating Allocation Percentage                                   N/A           71.4356%            28.5644%
Principal Allocation Percentage                                  N/A           71.4356%            28.5644%
Collections of Finance Chg. Receivables                17,270,094.86      12,337,001.56        4,933,093.31
Collections of Principal Receivables                  255,876,419.22     182,786,939.34       73,089,479.88
Defaulted Amount                                        3,936,753.18       2,812,244.54        1,124,508.63

Ending Invested / Transferor Amounts                1,001,129,698.14     725,000,000.00      276,129,698.14


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                   Class A             Class B              Interest              Total
--------------------------------------                   -------             -------              --------              -----

Principal Funding Account                                       0.00               0.00                0.00                  0.00
Investment Proceeds for Monthly Period                          0.00               0.00                0.00                  0.00
Reserve Draw Amount                                             0.00               0.00                0.00                  0.00
Available Reserve Account Amount                                0.00               0.00                0.00                  0.00
Reserve Account Surplus                                         0.00               0.00                0.00                  0.00

Coupon February 15, 2005 to March 14, 2005                   2.7200%            2.9700%             3.0900%
Monthly Interest Due                                    1,265,366.67         133,980.00          165,529.58          1,564,876.25
Outstanding Monthly Interest Due                                0.00               0.00                0.00                  0.00
Additional Interest Due                                         0.00               0.00                0.00                  0.00
Total Interest Due                                      1,265,366.67         133,980.00          165,529.58          1,564,876.25
Investor Default Amount                                 2,320,101.75         224,979.56          267,163.23          2,812,244.54
Investor Monthly Fees Due                                 996,875.00          96,666.67          114,791.67          1,208,333.33
Investor Additional Amounts Due
Total Due                                               4,582,343.42         455,626.23          547,484.48          5,585,454.13

Reallocated Investor Finance Charge Collections                                                                     12,346,258.71
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          15.9996%
Base Rate                                                                                                                 4.9863%
Excess Spread Percentage                                                                                                 11.1903%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions             Class A            Class B              Interest              Total
--------------------------------------------             -------            -------              --------              -----

Beginning Certificates Balance                        598,125,000.00      58,000,000.00       68,875,000.00        725,000,000.00
Interest Distributions                                  1,265,366.67         133,980.00          165,529.58          1,564,876.25
Principal Deposits - Prin. Funding Account                      0.00               0.00                0.00                  0.00
Principal Distributions                                         0.00               0.00                0.00                  0.00
Total Distributions                                     1,265,366.67         133,980.00          165,529.58          1,564,876.25
Ending Certificates Balance                           598,125,000.00      58,000,000.00       68,875,000.00        725,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1. Total amount of the distribution                                 $2.12

     2.   Amount of the distribution in respect of Class A
          Monthly Interest:                                              $2.12

     3.   Amount of the distribution in respect of Class A
          Outstanding Monthly Interest                                   $0.00

     4.   Amount of the distribution in respect of Class A
          Additional Interest:                                           $0.00

     5.   Amount of the distribution in respect of Class A
          Principal:                                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                  $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor
          Charge-Offs per $1,000 original certificate principal
          amount:                                                        $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.31

     2.   Amount of the distribution in respect of class B
          monthly interest:                                              $2.31

     3.   Amount of the distribution in respect of class B
          outstanding monthly interest:                                  $0.00

     4.   Amount of the distribution in respect of class B
          additional interest:                                           $0.00

     5.   Amount of the distribution in respect of class B
          principal:                                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount
          pursuant to clauses c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount
          set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect of such
          reductions in the Class B Invested Amount:                     $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral Interest
          Holder:                                                  $165,529.58

     2.   Amount distributed in respect of Collateral Monthly
          Interest:                                                $165,529.58

     3.   Amount distributed in respect of Collateral Additional
          Interest:                                                      $0.00

     4.   The amount distributed to the Collateral Interest
          Holder in respect of principal on the Collateral
          Invested Amount:                                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested
          Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect of such
          reductions in the Collateral Invested Amount:                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                $10,185,663.44

          a.   Class A Monthly Interest:                         $1,265,366.67
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):       $2,320,101.75
          e.   Excess Spread:                                    $6,600,195.02

     2.  Class B Available Funds:                                  $987,700.70

          a.   Class B Monthly Interest:                           $133,980.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $853,720.70

     3. Collateral Available Funds:                              $1,172,894.58

          a.   Excess Spread:                                    $1,172,894.58

     4. Total Excess Spread:                                     $8,626,810.30

K. Reallocated Principal Collections.

     1. Principal Allocation Percentage:                              71.4356%

     2.   Series 2001-4 Allocable Principal Collections:       $255,876,419.22

     3.   Principal Allocation Percentage of Series 2001-4
          Allocable Principal Collections:                     $182,786,939.34

     4.   Reallocated Principal Collections Required to fund the
          Required Amount:                                               $0.00

     5.   Item 3 minus item 4:                                 $182,786,939.34

     6.   Shared Principal Collections from other Series
          allocated to Series 2001-4                                       N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,812,244.54

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $185,599,183.89

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                            $68,875,000.00

     2.   Required Collateral Invested Amount                   $68,875,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $185,599,183.89

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

     1.   Excess Spread:                                         $8,626,810.30
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $224,979.56
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $165,529.58
     9.   Applied to unpaid Monthly Servicing Fee:               $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $267,163.23
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,760,804.58

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9863%
          b.   Prior Monthly Period                                    4.8748%
          c.   Second Prior Monthly Period                             4.4128%

     2.   Three Month Average Base Rate                                4.7580%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.9996%
          b.   Prior Monthly Period                                   14.9933%
          c.   Second Prior Monthly Period                            14.7626%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.2518%

XI. Series 2001-5 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor        Transferors
A. Investor/Transferor Allocations                    Allocations          Interest             Interest
----------------------------------                    -----------          --------             --------
Beginning Invested /Transferor Amount                699,930,805.08     500,000,000.00      199,930,805.08
Beginning Adjusted Invested Amount                              N/A     500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A           71.4356%            28.5644%
Principal Allocation Percentage                                 N/A           71.4356%            28.5644%
Collections of Finance Chg. Receivables               11,910,410.25       8,508,276.94        3,402,133.32
Collections of Principal Receivables                 176,466,496.02     126,059,958.17       50,406,537.85
Defaulted Amount                                       2,715,002.19       1,939,479.00          775,523.19

Ending Invested / Transferor Amounts                 690,434,274.58     500,000,000.00      190,434,274.58


---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                    Class A           Class B              Interest              Total
--------------------------------------                    -------           -------              --------              -----

Principal Funding Account                                      0.00               0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00               0.00                0.00                  0.00
Reserve Draw Amount                                            0.00               0.00                0.00                  0.00
Available Reserve Account Amount                               0.00               0.00                0.00                  0.00
Reserve Account Surplus                                        0.00               0.00                0.00                  0.00

Coupon February 15, 2005 to March 14, 2005                  2.7700%            3.0400%             3.0900%
Monthly Interest Due                                     888,708.33          94,577.78          114,158.33          1,097,444.44
Outstanding Monthly Interest Due                               0.00               0.00                0.00                  0.00
Additional Interest Due                                        0.00               0.00                0.00                  0.00
Total Interest Due                                       888,708.33          94,577.78          114,158.33          1,097,444.44
Investor Default Amount                                1,600,070.17         155,158.32          184,250.50          1,939,479.00
Investor Monthly Fees Due                                687,500.00          66,666.67           79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                              3,176,278.50         316,402.76          377,575.50          3,870,256.77

Reallocated Investor Finance Charge Collections                                                                     8,532,880.62
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         16.0439%
Base Rate                                                                                                                5.0338%
Excess Spread Percentage                                                                                                11.1903%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions            Class A           Class B              Interest              Total
--------------------------------------------            -------           -------              --------              -----

Beginning Certificates Balance                       412,500,000.00      40,000,000.00       47,500,000.00        500,000,000.00
Interest Distributions                                   888,708.33          94,577.78          114,158.33          1,097,444.44
Principal Deposits - Prin. Funding Account                     0.00               0.00                0.00                  0.00
Principal Distributions                                        0.00               0.00                0.00                  0.00
Total Distributions                                      888,708.33          94,577.78          114,158.33          1,097,444.44
Ending Certificates Balance                          412,500,000.00      40,000,000.00       47,500,000.00        500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                               $2.15

     2.   Amount of the distribution in respect of Class A
          Monthly Interest:                                              $2.15

     3.   Amount of the distribution in respect of Class A
          Outstanding Monthly Interest                                   $0.00

     4.   Amount of the distribution in respect of Class A
          Additional Interest:                                           $0.00

     5.   Amount of the distribution in respect of Class A
          Principal:                                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     3.   Total amount reimbursed in respect of Class A Investor
          Charge-Offs:                                                   $0.00

     4.   Amount reimbursed in respect of Class A Investor
          Charge-Offs per $1,000 original certificate principal
          amount:                                                        $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.36

     2.   Amount of the distribution in respect of class B
          monthly interest:                                              $2.36

     3.   Amount of the distribution in respect of class B
          outstanding monthly interest:                                  $0.00

     4.   Amount of the distribution in respect of class B
          additional interest:                                           $0.00

     5.   Amount of the distribution in respect of class B
          principal:                                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount
          pursuant to clauses c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount
          set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect of such
          reductions in the Class B Invested Amount:                     $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral Interest
          Holder:                                                  $114,158.33

     2.   Amount distributed in respect of Collateral Monthly
          Interest:                                                $114,158.33

     3.   Amount distributed in respect of Collateral Additional
          Interest:                                                      $0.00

     4.   The amount distributed to the Collateral Interest
          Holder in respect of principal on the Collateral
          Invested Amount:                                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested
          Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect of such
          reductions in the Collateral Invested Amount:                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                 $7,039,626.52

          a.   Class A Monthly Interest:                           $888,708.33
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $1,600,070.17
          e.   Excess Spread:                                    $4,550,848.01

     2.  Class B Available Funds:                                  $682,630.45

          a.   Class B Monthly Interest:                            $94,577.78
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $588,052.67

     3.   Collateral Available Funds:                              $810,623.66

          a.   Excess Spread:                                      $810,623.66

     4. Total Excess Spread:                                     $5,949,524.34

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             71.4356%

     2.   Series 2001-5 Allocable Principal Collections:       $176,466,496.02

     3.   Principal Allocation Percentage of Series 2001-5
          Allocable Principal Collections:                     $126,059,958.17

     4.   Reallocated Principal Collections Required to fund the
          Required Amount:                                               $0.00

     5.   Item 3 minus item 4:                                 $126,059,958.17

     6.   Shared Principal Collections from other Series
          allocated to Series 2001-5                                       N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $1,939,479.00

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $127,999,437.16

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                            $47,500,000.00

     2.   Required Collateral Invested Amount                   $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $127,999,437.16

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

     1.   Excess Spread:                                         $5,949,524.34
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $155,158.32
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $114,158.33
     9.   Applied to unpaid Monthly Servicing Fee:                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $184,250.50
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $4,662,623.85

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.0338%
          b.   Prior Monthly Period                                    4.9223%
          c.   Second Prior Monthly Period                             4.4603%

     2.   Three Month Average Base Rate                                4.8055%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.0439%
          b.   Prior Monthly Period                                   15.0349%
          c.   Second Prior Monthly Period                            14.8147%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.2978%

XII. Series 2001-6 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations          Interest              Interest
----------------------------------                    -----------          --------              --------
Beginning Invested /Transferor Amount                 979,903,127.11     700,000,000.00       279,903,127.11
Beginning Adjusted Invested Amount                               N/A     700,000,000.00                  N/A
Floating Allocation Percentage                                   N/A           71.4356%             28.5644%
Principal Allocation Percentage                                  N/A           71.4356%             28.5644%
Collections of Finance Chg. Receivables                16,674,574.35      11,911,587.71         4,762,986.64
Collections of Principal Receivables                  247,053,094.42     176,483,941.43        70,569,152.99
Defaulted Amount                                        3,801,003.07       2,715,270.59         1,085,732.47

Ending Invested / Transferor Amounts                  966,607,984.41     700,000,000.00       266,607,984.41


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A           Class B               Interest             Total
--------------------------------------                    -------           -------               --------             -----

Principal Funding Account                                       0.00               0.00                 0.00                 0.00
Investment Proceeds for Monthly Period                          0.00               0.00                 0.00                 0.00
Reserve Draw Amount                                             0.00               0.00                 0.00                 0.00
Available Reserve Account Amount                                0.00               0.00                 0.00                 0.00
Reserve Account Surplus                                         0.00               0.00                 0.00                 0.00

Coupon February 15, 2005 to March 14, 2005                   2.7100%            2.9400%              3.0900%
Monthly Interest Due                                    1,217,241.67         128,053.33           159,821.67         1,505,116.67
Outstanding Monthly Interest Due                                0.00               0.00                 0.00                 0.00
Additional Interest Due                                         0.00               0.00                 0.00                 0.00
Total Interest Due                                      1,217,241.67         128,053.33           159,821.67         1,505,116.67
Investor Default Amount                                 2,240,098.24         217,221.65           257,950.71         2,715,270.59
Investor Monthly Fees Due                                 962,500.00          93,333.33           110,833.33         1,166,666.67
Investor Additional Amounts Due
Total Due                                               4,419,839.91         438,608.31           528,605.71         5,387,053.93

Reallocated Investor Finance Charge Collections                                                                     11,914,727.32
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          15.9895%
Base Rate                                                                                                                 4.9755%
Excess Spread Percentage                                                                                                 11.1903%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A           Class B               Interest             Total
--------------------------------------------             -------           -------               --------             -----

Beginning Certificates Balance                        577,500,000.00      56,000,000.00        66,500,000.00       700,000,000.00
Interest Distributions                                  1,217,241.67         128,053.33           159,821.67         1,505,116.67
Principal Deposits - Prin. Funding Account                      0.00               0.00                 0.00                 0.00
Principal Distributions                                         0.00               0.00                 0.00                 0.00
Total Distributions                                     1,217,241.67         128,053.33           159,821.67         1,505,116.67
Ending Certificates Balance                           577,500,000.00      56,000,000.00        66,500,000.00       700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                               $2.11

     2.   Amount of the distribution in respect of Class A
          Monthly Interest:                                              $2.11

     3.   Amount of the distribution in respect of Class A
          Outstanding Monthly Interest                                   $0.00

     4.   Amount of the distribution in respect of Class A
          Additional Interest:                                           $0.00

     5.   Amount of the distribution in respect of Class A
          Principal:                                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     3.   Total amount reimbursed in respect of Class A Investor
          Charge-Offs:                                                   $0.00

     4.   Amount reimbursed in respect of Class A Investor
          Charge-Offs per $1,000 original certificate principal
          amount:                                                        $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.29

     2.   Amount of the distribution in respect of class B
          monthly interest:                                              $2.29

     3.   Amount of the distribution in respect of class B
          outstanding monthly interest:                                  $0.00

     4.   Amount of the distribution in respect of class B
          additional interest:                                           $0.00

     5.   Amount of the distribution in respect of class B
          principal:                                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount
          pursuant to clauses c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount
          set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect of such
          reductions in the Class B Invested Amount:                     $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral Interest
          Holder:                                                  $159,821.67

     2.   Amount distributed in respect of Collateral Monthly
          Interest:                                                $159,821.67

     3.   Amount distributed in respect of Collateral Additional
          Interest:                                                      $0.00

     4.   The amount distributed to the Collateral Interest
          Holder in respect of principal on the Collateral
          Invested Amount:                                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested
          Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect of such
          reductions in the Collateral Invested Amount:                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                 $9,829,650.04

          a.   Class A Monthly Interest:                         $1,217,241.67
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,240,098.24
          e.   Excess Spread:                                    $6,372,310.13

     2. Class B Available Funds:                                   $953,178.19

          a.   Class B Monthly Interest:                           $128,053.33
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $825,124.85

     3. Collateral Available Funds:                              $1,131,899.10

          a.  Excess Spread:                                     $1,131,899.10

     4. Total Excess Spread:                                     $8,329,334.08

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            71.4356%

     2.   Series 2001-6 Allocable Principal Collections:
                                                               $247,053,094.42

     3.   Principal Allocation Percentage of
          Series 2001-6 Allocable Principal
          Collections:                                         $176,483,941.43

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $176,483,941.43

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-6                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,715,270.59

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $179,199,212.03

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                            $66,500,000.00

     2.   Required Collateral Invested Amount                   $66,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4. Treated as Shared Principal Collections:               $179,199,212.03

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

     1.   Excess Spread:                                         $8,329,334.08
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $217,221.65
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $159,821.67
     9.   Applied to unpaid Monthly Servicing Fee:               $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $257,950.71
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,527,673.39

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9755%
          b.   Prior Monthly Period                                    4.8640%
          c.   Second Prior Monthly Period                             4.4020%

     2.   Three Month Average Base Rate                                4.7472%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.9895%
          b.   Prior Monthly Period                                   14.9839%
          c.   Second Prior Monthly Period                            14.7507%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.2414%

XIII. Series 2001-7 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations          Interest             Interest
----------------------------------                      -----------          --------             --------
Beginning Invested /Transferor Amount                  909,910,046.60      650,000,000.00      259,910,046.60
Beginning Adjusted Invested Amount                                N/A      650,000,000.00                 N/A
Floating Allocation Percentage                                    N/A            71.4356%            28.5644%
Principal Allocation Percentage                                   N/A            71.4356%            28.5644%
Collections of Finance Chg. Receivables                 15,483,533.33       11,060,760.02        4,422,773.31
Collections of Principal Receivables                   229,406,444.82      163,877,945.62       65,528,499.20
Defaulted Amount                                         3,529,502.85        2,521,322.69        1,008,180.15

Ending Invested / Transferor Amounts                   897,564,556.95      650,000,000.00      247,564,556.95


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                    Class A            Class B              Interest             Total
--------------------------------------                    -------            -------              --------             -----

Principal Funding Account                                        0.00                0.00                0.00                 0.00
Investment Proceeds for Monthly Period                           0.00                0.00                0.00                 0.00
Reserve Draw Amount                                              0.00                0.00                0.00                 0.00
Available Reserve Account Amount                                 0.00                0.00                0.00                 0.00
Reserve Account Surplus                                          0.00                0.00                0.00                 0.00

Coupon February 15, 2005 to March 14, 2005                    2.7100%             2.9500%             3.0900%
Monthly Interest Due                                     1,130,295.83          119,311.11          148,405.83         1,398,012.78
Outstanding Monthly Interest Due                                 0.00                0.00                0.00                 0.00
Additional Interest Due                                          0.00                0.00                0.00                 0.00
Total Interest Due                                       1,130,295.83          119,311.11          148,405.83         1,398,012.78
Investor Default Amount                                  2,080,091.22          201,705.82          239,525.66         2,521,322.69
Investor Monthly Fees Due                                  893,750.00           86,666.67          102,916.67         1,083,333.33
Investor Additional Amounts Due
Total Due                                                4,104,137.06          407,683.59          490,848.16         5,002,668.81

Reallocated Investor Finance Charge Collections                                                                      11,064,079.81
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.9903%
Base Rate                                                                                                                  4.9763%
Excess Spread Percentage                                                                                                  11.1903%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A            Class B              Interest             Total
--------------------------------------------              -------            -------              --------             -----

Beginning Certificates Balance                         536,250,000.00       52,000,000.00       61,750,000.00       650,000,000.00
Interest Distributions                                   1,130,295.83          119,311.11          148,405.83         1,398,012.78
Principal Deposits - Prin. Funding Account                       0.00                0.00                0.00                 0.00
Principal Distributions                                          0.00                0.00                0.00                 0.00
Total Distributions                                      1,130,295.83          119,311.11          148,405.83         1,398,012.78
Ending Certificates Balance                            536,250,000.00       52,000,000.00       61,750,000.00       650,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                               $2.11

     2.   Amount of the distribution in respect of Class A
          Monthly Interest:                                              $2.11

     3.   Amount of the distribution in respect of Class A
          Outstanding Monthly Interest                                   $0.00

     4.   Amount of the distribution in respect of Class A
          Additional Interest:                                           $0.00

     5.   Amount of the distribution in respect of Class A
          Principal:                                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                  $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor
          Charge-Offs per $1,000 original certificate principal
          amount:                                                        $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.29

     2.   Amount of the distribution in respect of class B
          monthly interest:                                              $2.29

     3.   Amount of the distribution in respect of class B
          outstanding monthly interest:                                  $0.00

     4.   Amount of the distribution in respect of class B
          additional interest:                                           $0.00

     5.   Amount of the distribution in respect of class B
          principal:                                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount
          pursuant to clauses c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount
          set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect of such
          reductions in the Class B Invested Amount:                     $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral Interest
          Holder:                                                  $148,405.83

     2.   Amount distributed in respect of Collateral Monthly
          Interest:                                                $148,405.83

     3.   Amount distributed in respect of Collateral Additional
          Interest:                                                      $0.00

     4.   The amount distributed to the Collateral Interest
          Holder in respect of principal on the Collateral
          Invested Amount:                                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested
          Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect of such
          reductions in the Collateral Invested Amount:                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $9,127,865.85

          a.   Class A Monthly Interest:                         $1,130,295.83
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,080,091.22
          e.   Excess Spread:                                    $5,917,478.79

     2.  Class B Available Funds:                                  $885,126.38

          a.   Class B Monthly Interest:                           $119,311.11
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $765,815.27

     3.  Collateral Available Funds:                             $1,051,087.58

          a.   Excess Spread:                                    $1,051,087.58

     4.  Total Excess Spread:                                    $7,734,381.65

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            71.4356%

     2.   Series 2001-7 Allocable Principal Collections:
                                                               $229,406,444.82

     3.   Principal Allocation Percentage of Series 2001-7
          Allocable Principal Collections:                     $163,877,945.62

     4.   Reallocated Principal Collections Required to fund the
          Required Amount:                                               $0.00

     5.   Item 3 minus item 4:                                 $163,877,945.62

     6.   Shared Principal Collections from other Series
          allocated to Series 2001-7                                       N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,521,322.69

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $166,399,268.31

L.  Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount                             $61,750,000.00

     2.  Required Collateral Invested Amount                    $61,750,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $166,399,268.31

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount over Required
          Collateral Invested Amount:                                      N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

     1.   Excess Spread:                                         $7,734,381.65
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $201,705.82
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $148,405.83
     9.   Applied to unpaid Monthly Servicing Fee:               $1,083,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $239,525.66
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,061,411.01

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9763%
          b.   Prior Monthly Period                                    4.8648%
          c.   Second Prior Monthly Period                             4.4028%

     2.   Three Month Average Base Rate                                4.7480%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.9903%
          b.   Prior Monthly Period                                   14.9846%
          c.   Second Prior Monthly Period                            14.7516%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.2422%

XIV. Series 2002-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series           Total Investor       Transferors
A. Investor/Transferor Allocations                       Allocations           Interest            Interest
----------------------------------                       -----------           --------            --------
Beginning Invested /Transferor Amount                  1,287,872,681.34       920,000,000.00     367,872,681.34
Beginning Adjusted Invested Amount                                  N/A       920,000,000.00                N/A
Floating Allocation Percentage                                      N/A             71.4356%           28.5644%
Principal Allocation Percentage                                     N/A             71.4356%           28.5644%
Collections of Finance Chg. Receivables                   21,915,154.86        15,655,229.56       6,259,925.30
Collections of Principal Receivables                     324,698,352.67       231,950,323.03      92,748,029.64
Defaulted Amount                                           4,995,604.03         3,568,641.35       1,426,962.68

Ending Invested / Transferor Amounts                   1,270,399,065.23       920,000,000.00     350,399,065.23


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A             Class B             Interest           Total
--------------------------------------                      -------             -------             --------           -----

Principal Funding Account                                          0.00                 0.00               0.00               0.00
Investment Proceeds for Monthly Period                             0.00                 0.00               0.00               0.00
Reserve Draw Amount                                                0.00                 0.00               0.00               0.00
Available Reserve Account Amount                                   0.00                 0.00               0.00               0.00
Reserve Account Surplus                                            0.00                 0.00               0.00               0.00

Coupon February 15, 2005 to March 14, 2005                      2.7000%              2.9900%            3.0900%
Monthly Interest Due                                       1,593,900.00           171,160.89         210,051.33       1,975,112.22
Outstanding Monthly Interest Due                                   0.00                 0.00               0.00               0.00
Additional Interest Due                                            0.00                 0.00               0.00               0.00
Total Interest Due                                         1,593,900.00           171,160.89         210,051.33       1,975,112.22
Investor Default Amount                                    2,944,129.12           285,491.31         339,020.93       3,568,641.35
Investor Monthly Fees Due                                  1,265,000.00           122,666.67         145,666.67       1,533,333.33
Investor Additional Amounts Due
Total Due                                                  5,803,029.12           579,318.86         694,738.93       7,077,086.91

Reallocated Investor Finance Charge Collections                                                                      15,656,314.79
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.9855%
Base Rate                                                                                                                  4.9712%
Excess Spread Percentage                                                                                                  11.1903%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A             Class B             Interest           Total
--------------------------------------------                -------             -------             --------           -----

Beginning Certificates Balance                           759,000,000.00        73,600,000.00      87,400,000.00     920,000,000.00
Interest Distributions                                     1,593,900.00           171,160.89         210,051.33       1,975,112.22
Principal Deposits - Prin. Funding Account                         0.00                 0.00               0.00               0.00
Principal Distributions                                            0.00                 0.00               0.00               0.00
Total Distributions                                        1,593,900.00           171,160.89         210,051.33       1,975,112.22
Ending Certificates Balance                              759,000,000.00        73,600,000.00      87,400,000.00     920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                               $2.10

     2.   Amount of the distribution in respect of Class A
          Monthly Interest:                                              $2.10

     3.   Amount of the distribution in respect of Class A
          Outstanding Monthly Interest                                   $0.00

     4.   Amount of the distribution in respect of Class A
          Additional Interest:                                           $0.00

     5.   Amount of the distribution in respect of Class A
          Principal:                                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     3.   Total amount reimbursed in respect of Class A Investor
          Charge-Offs:                                                   $0.00

     4.   Amount reimbursed in respect of Class A Investor
          Charge-Offs per $1,000 original certificate principal
          amount:                                                        $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.33

     2.   Amount of the distribution in respect of class B
          monthly interest:                                              $2.33

     3.   Amount of the distribution in respect of class B
          outstanding monthly interest:                                  $0.00

     4.   Amount of the distribution in respect of class B
          additional interest:                                           $0.00

     5.   Amount of the distribution in respect of class B
          principal:                                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount
          pursuant to clauses c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount
          set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect of such
          reductions in the Class B Invested Amount:                     $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral Interest
          Holder:                                                  $210,051.33

     2.   Amount distributed in respect of Collateral Monthly
          Interest:                                                $210,051.33

     3.   Amount distributed in respect of Collateral Additional
          Interest:                                                      $0.00

     4.   The amount distributed to the Collateral Interest
          Holder in respect of principal on the Collateral
          Invested Amount:                                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested
          Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect of such
          reductions in the Collateral Invested Amount:                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                $12,916,459.71

          a.   Class A Monthly Interest:                         $1,593,900.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,944,129.12
          e.   Excess Spread:                                    $8,378,430.59

     2.   Class B Available Funds:                               $1,252,505.18

          a.   Class B Monthly Interest:                           $171,160.89
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,081,344.29

     3.   Collateral Available Funds:                            $1,487,349.91

          a.   Excess Spread:                                    $1,487,349.91

     4.   Total Excess Spread:                                  $10,947,124.79

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            71.4356%

     2.   Series 2002-1 Allocable Principal Collections:
                                                               $324,698,352.67

     3.   Principal Allocation Percentage of Series 2002-1
          Allocable Principal Collections:                     $231,950,323.03

     4.   Reallocated Principal Collections Required to fund the
          Required Amount:                                               $0.00

     5.   Item 3 minus item 4:                                 $231,950,323.03

     6.   Shared Principal Collections from other Series
          allocated to Series 2002-1                                       N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,568,641.35

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $235,518,964.38

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                            $87,400,000.00

     2.   Required Collateral Invested Amount                   $87,400,000.00

     3.   Excess of Collateral Invested Amount over Required
          Collateral Invested Amount:                                    $0.00

     4.   Treated as Shared Principal Collections:             $235,518,964.38

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

     1.   Excess Spread:                                       $10,947,124.79
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $285,491.31
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $210,051.33
     9.   Applied to unpaid Monthly Servicing Fee:              $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $339,020.93
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $8,579,227.89

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 4.9712%
          b.   Prior Monthly Period                                   4.8597%
          c.   Second Prior Monthly Period                            4.3977%

     2.   Three Month Average Base Rate                               4.7429%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.9855%
          b.   Prior Monthly Period                                  14.9801%
          c.   Second Prior Monthly Period                           14.7460%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.2372%

XV. Series 2002-2 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations          Interest            Interest
----------------------------------                      -----------          --------            --------
Beginning Invested /Transferor Amount                 1,315,869,913.54      940,000,000.00     375,869,913.54
Beginning Adjusted Invested Amount                                 N/A      940,000,000.00                N/A
Floating Allocation Percentage                                     N/A            71.4356%           28.5644%
Principal Allocation Percentage                                    N/A            71.4356%           28.5644%
Collections of Finance Chg. Receivables                  22,391,571.27       15,995,560.64       6,396,010.63
Collections of Principal Receivables                    331,757,012.51      236,992,721.36      94,764,291.16
Defaulted Amount                                          5,104,204.12        3,646,220.51       1,457,983.60

Ending Invested / Transferor Amounts                  1,298,016,436.21      940,000,000.00     358,016,436.21


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A             Class B             Interest            Total
--------------------------------------                     -------             -------             --------            -----

Principal Funding Account                                         0.00                0.00               0.00                0.00
Investment Proceeds for Monthly Period                            0.00                0.00               0.00                0.00
Reserve Draw Amount                                               0.00                0.00               0.00                0.00
Available Reserve Account Amount                                  0.00                0.00               0.00                0.00
Reserve Account Surplus                                           0.00                0.00               0.00                0.00

Coupon February 15, 2005 to March 14, 2005                     2.7000%             2.9800%            3.0900%
Monthly Interest Due                                      1,628,550.00          174,296.89         214,617.67        2,017,464.56
Outstanding Monthly Interest Due                                  0.00                0.00               0.00                0.00
Additional Interest Due                                           0.00                0.00               0.00                0.00
Total Interest Due                                        1,628,550.00          174,296.89         214,617.67        2,017,464.56
Investor Default Amount                                   3,008,131.92          291,697.64         346,390.95        3,646,220.51
Investor Monthly Fees Due                                 1,292,500.00          125,333.33         148,833.33        1,566,666.67
Investor Additional Amounts Due
Total Due                                                 5,929,181.92          591,327.86         709,841.95        7,230,351.73

Reallocated Investor Finance Charge Collections                                                                     15,996,084.57
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          15.9848%
Base Rate                                                                                                                 4.9704%
Excess Spread Percentage                                                                                                 11.1903%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions               Class A            Class B             Interest            Total
--------------------------------------------               -------            -------             --------            -----

Beginning Certificates Balance                          775,500,000.00       75,200,000.00      89,300,000.00      940,000,000.00
Interest Distributions                                    1,628,550.00          174,296.89         214,617.67        2,017,464.56
Principal Deposits - Prin. Funding Account                        0.00                0.00               0.00                0.00
Principal Distributions                                           0.00                0.00               0.00                0.00
Total Distributions                                       1,628,550.00          174,296.89         214,617.67        2,017,464.56
Ending Certificates Balance                             775,500,000.00       75,200,000.00      89,300,000.00      940,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                               $2.10

     2.   Amount of the distribution in respect of Class A
          Monthly Interest:                                              $2.10

     3.   Amount of the distribution in respect of Class A
          Outstanding Monthly Interest                                   $0.00

     4.   Amount of the distribution in respect of Class A
          Additional Interest:                                           $0.00

     5.   Amount of the distribution in respect of Class A
          Principal:                                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     3.   Total amount reimbursed in respect of Class A Investor
          Charge-Offs:                                                   $0.00

     4.   Amount reimbursed in respect of Class A Investor
          Charge-Offs per $1,000 original certificate principal
          amount:                                                        $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.32

     2.   Amount of the distribution in respect of class B
          monthly interest:                                              $2.32

     3.   Amount of the distribution in respect of class B
          outstanding monthly interest:                                  $0.00

     4.   Amount of the distribution in respect of class B
          additional interest:                                           $0.00

     5.   Amount of the distribution in respect of class B
          principal:                                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount
          pursuant to clauses c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount
          set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect of such
          reductions in the Class B Invested Amount:                     $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral Interest
          Holder:                                                  $214,617.67

     2.   Amount distributed in respect of Collateral Monthly
          Interest:                                                $214,617.67

     3.   Amount distributed in respect of Collateral Additional
          Interest:                                                      $0.00

     4.   The amount distributed to the Collateral Interest
          Holder in respect of principal on the Collateral
          Invested Amount:                                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested
          Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect of such
          reductions in the Collateral Invested Amount:                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                $13,196,769.77

          a.   Class A Monthly Interest:                         $1,628,550.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $3,008,131.92
          e.   Excess Spread:                                    $8,560,087.85

     2. Class B Available Funds:                                 $1,279,686.77

          a.   Class B Monthly Interest:                           $174,296.89
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,105,389.88

     3. Collateral Available Funds:                              $1,519,628.03

          a.   Excess Spread:                                    $1,519,628.03

     4.   Total Excess Spread:                                  $11,185,105.76

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            71.4356%

     2.   Series 2002-2 Allocable Principal Collections:       $331,757,012.51

     3.   Principal Allocation Percentage of Series 2002-2
          Allocable Principal Collections:                     $236,992,721.36

     4.   Reallocated Principal Collections Required to fund the
          Required Amount:                                               $0.00

     5.   Item 3 minus item 4:                                 $236,992,721.36

     6.   Shared Principal Collections from other Series
          allocated to Series 2002-2                                       N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,646,220.51

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $240,638,941.87

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                            $89,300,000.00

     2.   Required Collateral Invested Amount                   $89,300,000.00

     3.   Excess of Collateral Invested Amount over Required
          Collateral Invested Amount:                                    $0.00

     4.   Treated as Shared Principal Collections:             $240,638,941.87

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount over Required
          Collateral Invested Amount:                                      N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

     1.   Excess Spread:                                        $11,185,105.76
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $291,697.64
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $214,617.67
     9.   Applied to unpaid Monthly Servicing Fee:               $1,566,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $346,390.95
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $8,765,732.84

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9704%
          b.   Prior Monthly Period                                    4.8589%
          c.   Second Prior Monthly Period                             4.3969%

     2.   Three Month Average Base Rate                                4.7420%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.9848%
          b.   Prior Monthly Period                                   14.9794%
          c.   Second Prior Monthly Period                            14.7451%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.2364%

XVI. Series 2002-3 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                            Series           Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations           Interest            Interest
----------------------------------                        -----------           --------            --------
Beginning Invested /Transferor Amount                  1,287,872,681.34       920,000,000.00     367,872,681.34
Beginning Adjusted Invested Amount                                  N/A       920,000,000.00                N/A
Floating Allocation Percentage                                      N/A             71.4356%           28.5644%
Principal Allocation Percentage                                     N/A             71.4356%           28.5644%
Collections of Finance Chg. Receivables                   21,915,154.86        15,655,229.56       6,259,925.30
Collections of Principal Receivables                     324,698,352.67       231,950,323.03      92,748,029.64
Defaulted Amount                                           4,995,604.03         3,568,641.35       1,426,962.68

Ending Invested / Transferor Amounts                   1,270,399,065.23       920,000,000.00     350,399,065.23


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B             Interest            Total
--------------------------------------                       -------             -------             --------            -----

Principal Funding Account                                          0.00                 0.00               0.00                0.00
Investment Proceeds for Monthly Period                             0.00                 0.00               0.00                0.00
Reserve Draw Amount                                                0.00                 0.00               0.00                0.00
Available Reserve Account Amount                                   0.00                 0.00               0.00                0.00
Reserve Account Surplus                                            0.00                 0.00               0.00                0.00

Coupon February 15, 2005 to March 14, 2005                      2.7000%              2.9700%            3.0900%
Monthly Interest Due                                       1,593,900.00           170,016.00         210,051.33        1,973,967.33
Outstanding Monthly Interest Due                                   0.00                 0.00               0.00                0.00
Additional Interest Due                                            0.00                 0.00               0.00                0.00
Total Interest Due                                         1,593,900.00           170,016.00         210,051.33        1,973,967.33
Investor Default Amount                                    2,944,129.12           285,491.31         339,020.93        3,568,641.35
Investor Monthly Fees Due                                  1,265,000.00           122,666.67         145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                                  5,803,029.12           578,173.97         694,738.93        7,075,942.02

Reallocated Investor Finance Charge Collections                                                                       15,655,169.91
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            15.9840%
Base Rate                                                                                                                   4.9696%
Excess Spread Percentage                                                                                                   11.1903%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A             Class B             Interest            Total
--------------------------------------------                 -------             -------             --------            -----

Beginning Certificates Balance                           759,000,000.00        73,600,000.00      87,400,000.00      920,000,000.00
Interest Distributions                                     1,593,900.00           170,016.00         210,051.33        1,973,967.33
Principal Deposits - Prin. Funding Account                         0.00                 0.00               0.00                0.00
Principal Distributions                                            0.00                 0.00               0.00                0.00
Total Distributions                                        1,593,900.00           170,016.00         210,051.33        1,973,967.33
Ending Certificates Balance                              759,000,000.00        73,600,000.00      87,400,000.00      920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                               $2.10

     2.   Amount of the distribution in respect of Class A
          Monthly Interest:                                              $2.10

     3.   Amount of the distribution in respect of Class A
          Outstanding Monthly Interest                                   $0.00

     4.   Amount of the distribution in respect of Class A
          Additional Interest:                                           $0.00

     5.   Amount of the distribution in respect of Class A
          Principal:                                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     3.   Total amount reimbursed in respect of Class A Investor
          Charge-Offs:                                                   $0.00

     4.   Amount reimbursed in respect of Class A Investor
          Charge-Offs per $1,000 original certificate principal
          amount:                                                        $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.31

     2.   Amount of the distribution in respect of class B
          monthly interest:                                              $2.31

     3.   Amount of the distribution in respect of class B
          outstanding monthly interest:                                  $0.00

     4.   Amount of the distribution in respect of class B
          additional interest:                                           $0.00

     5.   Amount of the distribution in respect of class B
          principal:                                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount
          pursuant to clauses c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount
          set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect of such
          reductions in the Class B Invested Amount:                     $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral Interest
          Holder:                                                  $210,051.33

     2.   Amount distributed in respect of Collateral Monthly
          Interest:                                                $210,051.33

     3.   Amount distributed in respect of Collateral Additional
          Interest:                                                      $0.00

     4.   The amount distributed to the Collateral Interest
          Holder in respect of principal on the Collateral
          Invested Amount:                                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested
          Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect of such
          reductions in the Collateral Invested Amount:                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                               $12,915,515.17

          a.   Class A Monthly Interest:                         $1,593,900.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,944,129.12
          e.   Excess Spread:                                    $8,377,486.06

     2.   Class B Available Funds:                               $1,252,413.59

          a.   Class B Monthly Interest:                           $170,016.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,082,397.59

     3.   Collateral Available Funds:                            $1,487,241.14

          a.   Excess Spread:                                    $1,487,241.14

     4.  Total Excess Spread:                                   $10,947,124.79

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            71.4356%

     2.   Series 2002-3 Allocable Principal Collections:       $324,698,352.67

     3.   Principal Allocation Percentage of Series 2002-3
          Allocable Principal Collections:                     $231,950,323.03

     4.   Reallocated Principal Collections Required to fund the
          Required Amount:                                               $0.00

     5.   Item 3 minus item 4:                                 $231,950,323.03

     6.   Shared Principal Collections from other Series
          allocated to Series 2002-3                                       N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,568,641.35

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $235,518,964.38

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                            $87,400,000.00

     2.   Required Collateral Invested Amount                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $235,518,964.38

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

     1.   Excess Spread:                                        $10,947,124.79
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $285,491.31
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $210,051.33
     9.   Applied to unpaid Monthly Servicing Fee:               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $339,020.93
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $8,579,227.89

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9696%
          b.   Prior Monthly Period                                    4.8581%
          c.   Second Prior Monthly Period                             4.3961%

     2.   Three Month Average Base Rate                                4.7412%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.9840%
          b.   Prior Monthly Period                                   14.9787%
          c.   Second Prior Monthly Period                            14.7442%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.2356%

XVII. Series 2002-4 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor       Transferors
A. Investor/Transferor Allocations                       Allocations          Interest            Interest
----------------------------------                       -----------          --------            --------
Beginning Invested /Transferor Amount                  699,930,805.08     500,000,000.00     199,930,805.08
Beginning Adjusted Invested Amount                                N/A     500,000,000.00                N/A
Floating Allocation Percentage                                    N/A           71.4356%           28.5644%
Principal Allocation Percentage                                   N/A           71.4356%           28.5644%
Collections of Finance Chg. Receivables                 11,910,410.25       8,508,276.94       3,402,133.32
Collections of Principal Receivables                   176,466,496.02     126,059,958.17      50,406,537.85
Defaulted Amount                                         2,715,002.19       1,939,479.00         775,523.19

Ending Invested / Transferor Amounts                   690,434,274.58     500,000,000.00     190,434,274.58


---------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                    Class A           Class B             Interest             Total
--------------------------------------                    -------           -------             --------             -----

Principal Funding Account                                        0.00               0.00               0.00                 0.00
Investment Proceeds for Monthly Period                           0.00               0.00               0.00                 0.00
Reserve Draw Amount                                              0.00               0.00               0.00                 0.00
Available Reserve Account Amount                         2,062,500.00               0.00               0.00         2,062,500.00
Reserve Account Surplus                                          0.00               0.00               0.00                 0.00

Coupon February 15, 2005 to March 14, 2005                    2.6300%            2.9000%            3.0900%
Monthly Interest Due                                       843,791.67          90,222.22         114,158.33         1,048,172.22
Outstanding Monthly Interest Due                                 0.00               0.00               0.00                 0.00
Additional Interest Due                                          0.00               0.00               0.00                 0.00
Total Interest Due                                         843,791.67          90,222.22         114,158.33         1,048,172.22
Investor Default Amount                                  1,600,070.17         155,158.32         184,250.50         1,939,479.00
Investor Monthly Fees Due                                  687,500.00          66,666.67          79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                                3,131,361.84         312,047.21         377,575.50         3,820,984.55

Reallocated Investor Finance Charge Collections                                                                     8,483,608.40
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         15.9241%
Base Rate                                                                                                                4.9054%
Excess Spread Percentage                                                                                                11.1903%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A           Class B             Interest             Total
--------------------------------------------             -------           -------             --------             -----

Beginning Certificates Balance                         412,500,000.00      40,000,000.00      47,500,000.00       500,000,000.00
Interest Distributions                                     843,791.67          90,222.22         114,158.33         1,048,172.22
Principal Deposits - Prin. Funding Account                       0.00               0.00               0.00                 0.00
Principal Distributions                                          0.00               0.00               0.00                 0.00
Total Distributions                                        843,791.67          90,222.22         114,158.33         1,048,172.22
Ending Certificates Balance                            412,500,000.00      40,000,000.00      47,500,000.00       500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                               $2.05

     2.   Amount of the distribution in respect of Class A
          Monthly Interest:                                              $2.05

     3.   Amount of the distribution in respect of Class A
          Outstanding Monthly Interest                                   $0.00

     4.   Amount of the distribution in respect of Class A
          Additional Interest:                                           $0.00

     5.   Amount of the distribution in respect of Class A
          Principal:                                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     3.   Total amount reimbursed in respect of Class A Investor
          Charge-Offs:                                                   $0.00

     4.   Amount reimbursed in respect of Class A Investor
          Charge-Offs per $1,000 original certificate principal
          amount:                                                        $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount af ter giving effect to all
          transactions on such Distribution Date:                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.26

     2.   Amount of the distribution in respect of class B
          monthly interest:                                              $2.26

     3.   Amount of the distribution in respect of class B
          outstanding monthly interest:                                  $0.00

     4.   Amount of the distribution in respect of class B
          additional interest:                                           $0.00

     5.   Amount of the distribution in respect of class B
          principal:                                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount
          pursuant to clauses c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount
          set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect of such
          reductions in the Class B Invested Amount:                     $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral Interest
          Holder:                                                  $114,158.33

     2.   Amount distributed in respect of Collateral Monthly
          Interest:                                                $114,158.33

     3.   Amount distributed in respect of Collateral Additional
          Interest:                                                      $0.00

     4.   The amount distributed to the Collateral Interest
          Holder in respect of principal on the Collateral
          Invested Amount:                                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested
          Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect of such
          reductions in the Collateral Invested Amount:                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $6,998,976.93

          a.   Class A Monthly Interest:                           $843,791.67
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $1,600,070.17
          e.   Excess Spread:                                    $4,555,115.09

     2.   Class B Available Funds:                                 $678,688.67

          a.   Class B Monthly Interest:                            $90,222.22
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $588,466.45

     3.   Collateral Available Funds:                              $805,942.80

          a. Excess Spread:                                        $805,942.80

     4.   Total Excess Spread:                                   $5,949,524.34

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            71.4356%

     2.   Series 2002-4 Allocable Principal Collections:       $176,466,496.02

     3.   Principal Allocation Percentage of Series 2002-4
          Allocable Principal Collections:                     $126,059,958.17

     4.   Reallocated Principal Collections Required to fund the
          Required Amount:                                               $0.00

     5.   Item 3 minus item 4:                                 $126,059,958.17

     6.   Shared Principal Collections from other Series
          allocated to Series 2002-4                                       N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $1,939,479.00

     8.   Available Principal Collections
           (total of 5., 6. & 7.):                             $127,999,437.16

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount                             $47,500,000.00

     2.  Required Collateral Invested Amount                    $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $127,999,437.16

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

     1.   Excess Spread:                                         $5,949,524.34
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $155,158.32
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $114,158.33
     9.   Applied to unpaid Monthly Servicing Fee:                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $184,250.50
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                          $2,062,500.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $2,600,123.85

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9054%
          b.   Prior Monthly Period                                    4.7938%
          c.   Second Prior Monthly Period                             4.3318%

     2.   Three Month Average Base Rate                                4.6770%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.9240%
          b.   Prior Monthly Period                                   14.9225%
          c.   Second Prior Monthly Period                            14.6738%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.1734%

XVIII. Series 2002-5 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations          Interest            Interest
----------------------------------                     -----------          --------            --------
Beginning Invested /Transferor Amount                  839,916,966.09      600,000,000.00     239,916,966.09
Beginning Adjusted Invested Amount                                N/A      600,000,000.00                N/A
Floating Allocation Percentage                                    N/A            71.4356%           28.5644%
Principal Allocation Percentage                                   N/A            71.4356%           28.5644%
Collections of Finance Chg. Receivables                 14,292,492.30       10,209,932.32       4,082,559.98
Collections of Principal Receivables                   211,759,795.22      151,271,949.80      60,487,845.42
Defaulted Amount                                         3,258,002.63        2,327,374.79         930,627.83

Ending Invested / Transferor Amounts                   828,521,129.50      600,000,000.00     228,521,129.50


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A              Class B             Interest             Total
--------------------------------------                     -------              -------             --------             -----

Principal Funding Account                                        0.00                0.00               0.00                 0.00
Investment Proceeds for Monthly Period                           0.00                0.00               0.00                 0.00
Reserve Draw Amount                                              0.00                0.00               0.00                 0.00
Available Reserve Account Amount                                 0.00                0.00               0.00                 0.00
Reserve Account Surplus                                          0.00                0.00               0.00                 0.00

Coupon February 15, 2005 to March 14, 2005                    2.7600%             3.0400%            3.0900%
Monthly Interest Due                                     1,062,600.00          113,493.33         136,990.00         1,313,083.33
Outstanding Monthly Interest Due                                 0.00                0.00               0.00                 0.00
Additional Interest Due                                          0.00                0.00               0.00                 0.00
Total Interest Due                                       1,062,600.00          113,493.33         136,990.00         1,313,083.33
Investor Default Amount                                  1,920,084.21          186,189.98         221,100.61         2,327,374.79
Investor Monthly Fees Due                                  825,000.00           80,000.00          95,000.00         1,000,000.00
Investor Additional Amounts Due
Total Due                                                3,807,684.21          379,683.32         453,090.61         4,640,458.13

Reallocated Investor Finance Charge Collections                                                                     10,235,606.75
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          16.0361%
Base Rate                                                                                                                 5.0255%
Excess Spread Percentage                                                                                                 11.1903%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions              Class A            Class B             Interest             Total
--------------------------------------------              -------            -------             --------             -----

Beginning Certificates Balance                         495,000,000.00       48,000,000.00      57,000,000.00       600,000,000.00
Interest Distributions                                   1,062,600.00          113,493.33         136,990.00         1,313,083.33
Principal Deposits - Prin. Funding Account                       0.00                0.00               0.00                 0.00
Principal Distributions                                          0.00                0.00               0.00                 0.00
Total Distributions                                      1,062,600.00          113,493.33         136,990.00         1,313,083.33
Ending Certificates Balance                            495,000,000.00       48,000,000.00      57,000,000.00       600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                               $2.15

     2.   Amount of the distribution in respect of Class A
          Monthly Interest:                                              $2.15

     3.   Amount of the distribution in respect of Class A
          Outstanding Monthly Interest                                   $0.00

     4.   Amount of the distribution in respect of Class A
          Additional Interest:                                           $0.00

     5.   Amount of the distribution in respect of Class A
          Principal:                                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                  $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor
          Charge-Offs per $1,000 original certificate principal amount:  $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.36

     2.   Amount of the distribution in respect of class B
          monthly interest:                                              $2.36

     3.   Amount of the distribution in respect of class B
          outstanding monthly interest:                                  $0.00

     4.   Amount of the distribution in respect of class B
          additional interest:                                           $0.00

     5.   Amount of the distribution in respect of class B
          principal:                                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount
          pursuant to clauses c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount
          set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect of such
          reductions in the Class B Invested Amount:                     $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral Interest
          Holder:                                                  $136,990.00

     2.   Amount distributed in respect of Collateral Monthly
          Interest:                                                $136,990.00

     3.   Amount distributed in respect of Collateral Additional
          Interest:                                                      $0.00

     4.   The amount distributed to the Collateral Interest
          Holder in respect of principal on the Collateral
          Invested Amount:                                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested
          Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect of such
          reductions in the Collateral Invested Amount:                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $8,444,375.57

          a.   Class A Monthly Interest:                         $1,062,600.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $1,920,084.21
          e.   Excess Spread:                                    $5,461,691.36

     2.   Class B Available Funds:                                 $818,848.54

          a.   Class B Monthly Interest:                           $113,493.33
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $705,355.21

     3.   Collateral Available Funds:                              $972,382.64

          a. Excess Spread:                                        $972,382.64

     4.   Total Excess Spread:                                   $7,139,429.21

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            71.4356%

     2.   Series 2002-5 Allocable Principal Collections:       $211,759,795.22

     3.   Principal Allocation Percentage of
          Series 2002-5 Allocable Principal
          Collections:                                         $151,271,949.80

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $151,271,949.80

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-5                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,327,374.79

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $153,599,324.60

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                            $57,000,000.00

     2.   Required Collateral Invested Amount                   $57,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $153,599,324.60

M. Application of Principal Collections During Accumulation or
Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

     1.   Excess Spread:                                         $7,139,429.21
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $186,189.98
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $136,990.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $221,100.61
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $5,595,148.62

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.0254%
          b.   Prior Monthly Period                                    4.9139%
          c.   Second Prior Monthly Period                             4.4519%

     2.   Three Month Average Base Rate                                4.7971%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.0361%
          b.   Prior Monthly Period                                   15.0276%
          c.   Second Prior Monthly Period                            14.8055%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.2897%

XIX. Series 2002-6 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                        Allocations         Interest             Interest
----------------------------------                        -----------         --------             --------
Beginning Invested /Transferor Amount                 1,007,900,359.31      720,000,000.00      287,900,359.31
Beginning Adjusted Invested Amount                                 N/A      720,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            71.4356%            28.5644%
Principal Allocation Percentage                                    N/A            71.4356%            28.5644%
Collections of Finance Chg. Receivables                  17,150,990.76       12,251,918.79        4,899,071.97
Collections of Principal Receivables                    254,111,754.26      181,526,339.76       72,585,414.50
Defaulted Amount                                          3,909,603.15        2,792,849.75        1,116,753.40

Ending Invested / Transferor Amounts                    994,225,355.39      720,000,000.00      274,225,355.39


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A            Class B              Interest            Total
--------------------------------------                     -------            -------              --------            -----

Principal Funding Account                                         0.00                0.00                0.00                0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00                0.00
Reserve Draw Amount                                               0.00                0.00                0.00                0.00
Available Reserve Account Amount                                  0.00                0.00                0.00                0.00
Reserve Account Surplus                                           0.00                0.00                0.00                0.00

Coupon February 15, 2005 to March 14, 2005                     2.7300%             3.0400%             3.0900%
Monthly Interest Due                                      1,261,260.00          136,192.00          164,388.00        1,561,840.00
Outstanding Monthly Interest Due                                  0.00                0.00                0.00                0.00
Additional Interest Due                                           0.00                0.00                0.00                0.00
Total Interest Due                                        1,261,260.00          136,192.00          164,388.00        1,561,840.00
Investor Default Amount                                   2,304,101.05          223,427.98          265,320.73        2,792,849.75
Investor Monthly Fees Due                                   990,000.00           96,000.00          114,000.00        1,200,000.00
Investor Additional Amounts Due
Total Due                                                 4,555,361.05          455,619.98          543,708.73        5,554,689.75

Reallocated Investor Finance Charge Collections                                                                      12,268,868.10
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.0127%
Base Rate                                                                                                                  5.0004%
Excess Spread Percentage                                                                                                  11.1903%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A            Class B              Interest            Total
--------------------------------------------               -------            -------              --------            -----

Beginning Certificates Balance                          594,000,000.00       57,600,000.00       68,400,000.00      720,000,000.00
Interest Distributions                                    1,261,260.00          136,192.00          164,388.00        1,561,840.00
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00                0.00
Principal Distributions                                           0.00                0.00                0.00                0.00
Total Distributions                                       1,261,260.00          136,192.00          164,388.00        1,561,840.00
Ending Certificates Balance                             594,000,000.00       57,600,000.00       68,400,000.00      720,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                               $2.12

     2.   Amount of the distribution in respect of Class A
          Monthly Interest:                                              $2.12

     3.   Amount of the distribution in respect of Class A
          Outstanding Monthly Interest                                   $0.00

     4.   Amount of the distribution in respect of Class A
          Additional Interest:                                           $0.00

     5.   Amount of the distribution in respect of Class A
          Principal:                                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     3.   Total amount reimbursed in respect of Class A Investor
          Charge-Offs:                                                   $0.00

     4.   Amount reimbursed in respect of Class A Investor
          Charge-Offs per $1,000 original certificate principal
          amount:                                                        $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.36

     2.   Amount of the distribution in respect of class B
          monthly interest:                                              $2.36

     3.   Amount of the distribution in respect of class B
          outstanding monthly interest:                                  $0.00

     4.   Amount of the distribution in respect of class B
          additional interest:                                           $0.00

     5.   Amount of the distribution in respect of class B
          principal:                                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount
          pursuant to clauses c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount
          set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect of such
          reductions in the Class B Invested Amount:                     $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral Interest
          Holder:                                                  $164,388.00

     2.   Amount distributed in respect of Collateral Monthly
          Interest:                                                $164,388.00

     3.   Amount distributed in respect of Collateral Additional
          Interest:                                                      $0.00

     4.   The amount distributed to the Collateral Interest
          Holder in respect of principal on the Collateral
          Invested Amount:                                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested
          Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect of such
          reductions in the Collateral Invested Amount:                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                $10,121,816.18

          a.   Class A Monthly Interest:                         $1,261,260.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,304,101.05
          e.   Excess Spread:                                    $6,556,455.14

     2. Class B Available Funds:                                   $981,509.45

          a.   Class B Monthly Interest:                           $136,192.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $845,317.45

     3. Collateral Available Funds:                              $1,165,542.47

          a.   Excess Spread:                                    $1,165,542.47

     4. Total Excess Spread:                                     $8,567,315.05

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            71.4356%

     2.   Series 2002-6 Allocable Principal Collections:       $254,111,754.26

     3.   Principal Allocation Percentage of Series 2002-6
          Allocable Principal Collections:                     $181,526,339.76

     4.   Reallocated Principal Collections Required to fund the
          Required Amount:                                               $0.00

     5.   Item 3 minus item 4:                                 $181,526,339.76

     6.   Shared Principal Collections from other Series
          allocated to Series 2002-6                                       N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,792,849.75

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $184,319,189.52

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                            $68,400,000.00

     2.   Required Collateral Invested Amount                   $68,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $184,319,189.52

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount over Required
          Collateral Invested Amount:                                      N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

     1.   Excess Spread:                                         $8,567,315.05
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $223,427.98
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $164,388.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,200,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $265,320.73
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,714,178.35

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.0004%
          b.   Prior Monthly Period                                    4.8888%
          c.   Second Prior Monthly Period                             4.4268%

     2.   Three Month Average Base Rate                                4.7720%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.0127%
          b.   Prior Monthly Period                                   15.0056%
          c.   Second Prior Monthly Period                            14.7780%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.2654%

XX. Series 2003-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor       Transferors
A. Investor/Transferor Allocations                       Allocations           Interest            Interest
----------------------------------                       -----------           --------            --------
Beginning Invested /Transferor Amount                 1,287,872,681.34      920,000,000.00    367,872,681.34
Beginning Adjusted Invested Amount                                 N/A      920,000,000.00               N/A
Floating Allocation Percentage                                     N/A            71.4356%          28.5644%
Principal Allocation Percentage                                    N/A            71.4356%          28.5644%
Collections of Finance Chg. Receivables                  21,915,154.86       15,655,229.56      6,259,925.30
Collections of Principal Receivables                    324,698,352.67      231,950,323.03     92,748,029.64
Defaulted Amount                                          4,995,604.03        3,568,641.35      1,426,962.68

Ending Invested / Transferor Amounts                  1,270,399,065.23      920,000,000.00    350,399,065.23


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A            Class B            Interest              Total
--------------------------------------                     -------            -------            --------              -----

Principal Funding Account                                         0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                            0.00                0.00              0.00                  0.00
Reserve Draw Amount                                               0.00                0.00              0.00                  0.00
Available Reserve Account Amount                                  0.00                0.00              0.00                  0.00
Reserve Account Surplus                                           0.00                0.00              0.00                  0.00

Coupon February 15, 2005 to March 14, 2005                     2.7000%             2.9900%           3.0900%
Monthly Interest Due                                      1,593,900.00          171,160.89        210,051.33          1,975,112.22
Outstanding Monthly Interest Due                                  0.00                0.00              0.00                  0.00
Additional Interest Due                                           0.00                0.00              0.00                  0.00
Total Interest Due                                        1,593,900.00          171,160.89        210,051.33          1,975,112.22
Investor Default Amount                                   2,944,129.12          285,491.31        339,020.93          3,568,641.35
Investor Monthly Fees Due                                 1,265,000.00          122,666.67        145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                                 5,803,029.12          579,318.86        694,738.93          7,077,086.91

Reallocated Investor Finance Charge Collections                                                                      15,656,314.79
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.9855%
Base Rate                                                                                                                  4.9712%
Excess Spread Percentage                                                                                                  11.1903%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                Class A            Class B            Interest              Total
--------------------------------------------                -------            -------            --------              -----

Beginning Certificates Balance                          759,000,000.00       73,600,000.00     87,400,000.00        920,000,000.00
Interest Distributions                                    1,593,900.00          171,160.89        210,051.33          1,975,112.22
Principal Deposits - Prin. Funding Account                        0.00                0.00              0.00                  0.00
Principal Distributions                                           0.00                0.00              0.00                  0.00
Total Distributions                                       1,593,900.00          171,160.89        210,051.33          1,975,112.22
Ending Certificates Balance                             759,000,000.00       73,600,000.00     87,400,000.00        920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                               $2.10

     2.   Amount of the distribution in respect of Class A
          Monthly Interest:                                              $2.10

     3.   Amount of the distribution in respect of Class A
          Outstanding Monthly Interest                                   $0.00

     4.   Amount of the distribution in respect of Class A
          Additional Interest:                                           $0.00

     5.   Amount of the distribution in respect of Class A
          Principal:                                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-Offs per
          original certificate principal amount:                         $0.00

     3.   Total amount reimbursed in respect of Class A Investor
          Charge-Offs:                                                   $0.00

     4.   Amount reimbursed in respect of Class A Investor
          Charge-Offs per $1,000 original certificate principal
          amount:                                                        $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.33

     2.   Amount of the distribution in respect of class B
          monthly interest:                                              $2.33

     3.   Amount of the distribution in respect of class B
          outstanding monthly interest:                                  $0.00

     4.   Amount of the distribution in respect of class B
          additional interest:                                           $0.00

     5.   Amount of the distribution in respect of class B
          principal:                                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount
          pursuant to clauses c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount
          set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect of such
          reductions in the Class B Invested Amount:                     $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral Interest
          Holder:                                                  $210,051.33

     2.   Amount distributed in respect of Collateral Monthly
          Interest:                                                $210,051.33

     3.   Amount distributed in respect of Collateral Additional
          Interest:                                                      $0.00

     4.   The amount distributed to the Collateral Interest
          Holder in respect of principal on the Collateral
          Invested Amount:                                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested
          Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect of such
          reductions in the Collateral Invested Amount:                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                $12,916,459.71

          a.   Class A Monthly Interest:                         $1,593,900.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,944,129.12
          e.   Excess Spread:                                    $8,378,430.59

     2. Class B Available Funds:                                 $1,252,505.18

          a.   Class B Monthly Interest:                           $171,160.89
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,081,344.29

     3. Collateral Available Funds:                              $1,487,349.91

          a.   Excess Spread:                                    $1,487,349.91

     4.   Total Excess Spread:                                  $10,947,124.79

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            71.4356%

     2.   Series 2003-1 Allocable Principal Collections:       $324,698,352.67

     3.   Principal Allocation Percentage of
          Series 2003-1 Allocable Principal
          Collections:                                         $231,950,323.03

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $231,950,323.03

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-1                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,568,641.35

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $235,518,964.38

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                            $87,400,000.00

     2.   Required Collateral Invested Amount                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $235,518,964.38

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount over Required
          Collateral Invested Amount:                                      N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

     1.   Excess Spread:                                        $10,947,124.79
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $285,491.31
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $210,051.33
     9.   Applied to unpaid Monthly Servicing Fee:               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $339,020.93
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $8,579,227.89

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9712%
          b.   Prior Monthly Period                                    4.8597%
          c.   Second Prior Monthly Period                             4.3977%

     2.   Three Month Average Base Rate                                4.7429%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.9855%
          b.   Prior Monthly Period                                   14.9801%
          c.   Second Prior Monthly Period                            14.7460%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.2372%

XXI. Series 2003-2 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor        Transferors
A. Investor/Transferor Allocations                    Allocations             Interest            Interest
----------------------------------                    -----------             --------            --------
Beginning Invested /Transferor Amount               1,539,847,771.17     1,100,000,000.00     439,847,771.17
Beginning Adjusted Invested Amount                               N/A     1,100,000,000.00                N/A
Floating Allocation Percentage                                   N/A             71.4356%           28.5644%
Principal Allocation Percentage                                  N/A             71.4356%           28.5644%
Collections of Finance Chg. Receivables                26,202,902.55        18,718,209.26       7,484,693.29
Collections of Principal Receivables                  388,226,291.24       277,331,907.97     110,894,383.27
Defaulted Amount                                        5,973,004.82         4,266,853.79       1,706,151.03

Ending Invested / Transferor Amounts                1,518,955,404.07     1,100,000,000.00     418,955,404.07


----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                  Class A             Class B             Interest             Total
--------------------------------------                  -------             -------             --------             -----

Principal Funding Account                                       0.00                 0.00               0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                 0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                 0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                 0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                 0.00

Coupon February 15, 2005 to March 14, 2005                   2.7000%              2.9600%            3.0900%
Monthly Interest Due                                    1,905,750.00           202,595.56         251,148.33         2,359,493.89
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                 0.00
Additional Interest Due                                         0.00                 0.00               0.00                 0.00
Total Interest Due                                      1,905,750.00           202,595.56         251,148.33         2,359,493.89
Investor Default Amount                                 3,520,154.38           341,348.30         405,351.11         4,266,853.79
Investor Monthly Fees Due                               1,512,500.00           146,666.67         174,166.67         1,833,333.33
Investor Additional Amounts Due
Total Due                                               6,938,404.38           690,610.53         830,666.11         8,459,681.01

Reallocated Investor Finance Charge Collections                                                                     18,717,453.49
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          15.9832%
Base Rate                                                                                                                 4.9688%
Excess Spread Percentage                                                                                                 11.1903%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions            Class A             Class B              Interest             Total
--------------------------------------------            -------             -------              --------             -----

Beginning Certificates Balance                        907,500,000.00        88,000,000.00     104,500,000.00     1,100,000,000.00
Interest Distributions                                  1,905,750.00           202,595.56         251,148.33         2,359,493.89
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                 0.00
Principal Distributions                                         0.00                 0.00               0.00                 0.00
Total Distributions                                     1,905,750.00           202,595.56         251,148.33         2,359,493.89
Ending Certificates Balance                           907,500,000.00        88,000,000.00     104,500,000.00     1,100,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                               $2.10

     2.   Amount of the distribution in respect of Class A
          Monthly Interest:                                              $2.10

     3.   Amount of the distribution in respect of Class A
          Outstanding Monthly Interest                                   $0.00

     4.   Amount of the distribution in respect of Class A
          Additional Interest:                                           $0.00

     5.   Amount of the distribution in respect of Class A
          Principal:                                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                  $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor
          Charge-Offs per $1,000 original certificate principal
          amount:                                                        $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.30

     2.   Amount of the distribution in respect of class B
          monthly interest:                                              $2.30

     3.   Amount of the distribution in respect of class B
          outstanding monthly interest:                                  $0.00

     4.   Amount of the distribution in respect of class B
          additional interest:                                           $0.00

     5.   Amount of the distribution in respect of class B
          principal:                                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount
          pursuant to clauses c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount
          set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect of such
          reductions in the Class B Invested Amount:                     $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral Interest
          Holder:                                                  $251,148.33

     2.   Amount distributed in respect of Collateral Monthly
          Interest:                                                $251,148.33

     3.   Amount distributed in respect of Collateral Additional
          Interest:                                                      $0.00

     4.   The amount distributed to the Collateral Interest
          Holder in respect of principal on the Collateral
          Invested Amount:                                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested
          Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect of such
          reductions in the Collateral Invested Amount:                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                $15,441,899.13

          a.   Class A Monthly Interest:                         $1,905,750.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,520,154.38
          e.   Excess Spread:                                   $10,015,994.75

     2. Class B Available Funds:                                 $1,497,396.28

          a.   Class B Monthly Interest:                           $202,595.56
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,294,800.72

     3. Collateral Available Funds:                              $1,778,158.08

          a.   Excess Spread:                                    $1,778,158.08

     4. Total Excess Spread:                                    $13,088,953.55

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            71.4356%

     2.   Series 2003-2 Allocable Principal Collections:       $388,226,291.24

     3.   Principal Allocation Percentage of Series 2003-2
          Allocable Principal Collections:                     $277,331,907.97

     4.   Reallocated Principal Collections Required to fund the
          Required Amount:                                               $0.00

     5.   Item 3 minus item 4:                                 $277,331,907.97

     6.   Shared Principal Collections from other Series
          allocated to Series 2003-2                                       N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $4,266,853.79

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $281,598,761.76

L.   Application of Available Principal Collections during
Revolving Period.

     1.   Collateral Invested Amount                           $104,500,000.00

     2.   Required Collateral Invested Amount                  $104,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $281,598,761.76

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

     1.   Excess Spread:                                        $13,088,953.55
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $341,348.30
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $251,148.33
     9.   Applied to unpaid Monthly Servicing Fee:               $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $405,351.11
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                              $10,257,772.47

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9688%
          b.   Prior Monthly Period                                    4.8572%
          c.   Second Prior Monthly Period                             4.3953%

     2.   Three Month Average Base Rate                                4.7404%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.9832%
          b.   Prior Monthly Period                                   14.9780%
          c.   Second Prior Monthly Period                            14.7433%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.2349%

XXII. Series 2003-3 Certificates

--------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor       Transferors
A. Investor/Transferor Allocations                    Allocations           Interest            Interest
----------------------------------                    -----------           --------            --------
Beginning Invested /Transferor Amount               1,049,896,207.61      750,000,000.00     299,896,207.61
Beginning Adjusted Invested Amount                               N/A      750,000,000.00                N/A
Floating Allocation Percentage                                   N/A            71.4356%           28.5644%
Principal Allocation Percentage                                  N/A            71.4356%           28.5644%
Collections of Finance Chg. Receivables                17,865,615.38       12,762,415.40       5,103,199.97
Collections of Principal Receivables                  264,699,744.02      189,089,937.25      75,609,806.77
Defaulted Amount                                        4,072,503.28        2,909,218.49       1,163,284.79

Ending Invested / Transferor Amounts                1,035,651,411.87      750,000,000.00     285,651,411.87


--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B             Interest            Total
--------------------------------------                   -------            -------             --------            -----

Principal Funding Account                                       0.00                0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00                0.00               0.00                0.00
Reserve Draw Amount                                             0.00                0.00               0.00                0.00
Available Reserve Account Amount                                0.00                0.00               0.00                0.00
Reserve Account Surplus                                         0.00                0.00               0.00                0.00

Coupon February 15, 2005 to March 14, 2005                   2.7000%             2.9400%            3.0900%
Monthly Interest Due                                    1,299,375.00          137,200.00         171,237.50        1,607,812.50
Outstanding Monthly Interest Due                                0.00                0.00               0.00                0.00
Additional Interest Due                                         0.00                0.00               0.00                0.00
Total Interest Due                                      1,299,375.00          137,200.00         171,237.50        1,607,812.50
Investor Default Amount                                 2,400,105.26          232,737.48         276,375.76        2,909,218.49
Investor Monthly Fees Due                               1,031,250.00          100,000.00         118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                               4,730,730.26          469,937.48         566,363.26        5,767,030.99

Reallocated Investor Finance Charge Collections                                                                   12,760,966.77
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        15.9817%
Base Rate                                                                                                               4.9672%
Excess Spread Percentage                                                                                               11.1903%

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions              Class A            Class B             Interest            Total
--------------------------------------------              -------            -------             --------            -----

Beginning Certificates Balance                        618,750,000.00       60,000,000.00      71,250,000.00      750,000,000.00
Interest Distributions                                  1,299,375.00          137,200.00         171,237.50        1,607,812.50
Principal Deposits - Prin. Funding Account                      0.00                0.00               0.00                0.00
Principal Distributions                                         0.00                0.00               0.00                0.00
Total Distributions                                     1,299,375.00          137,200.00         171,237.50        1,607,812.50
Ending Certificates Balance                           618,750,000.00       60,000,000.00      71,250,000.00      750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                               $2.10

     2.   Amount of the distribution in respect of Class A
          Monthly Interest:                                              $2.10

     3.   Amount of the distribution in respect of Class A
          Outstanding Monthly Interest                                   $0.00

     4.   Amount of the distribution in respect of Class A
          Additional Interest:                                           $0.00

     5.   Amount of the distribution in respect of Class A
          Principal:                                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor
          Charge-Offs per $1,000 original certificate principal
          amount:                                                        $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.29

     2.   Amount of the distribution in respect of class B
          monthly interest:                                              $2.29

     3.   Amount of the distribution in respect of class B
          outstanding monthly interest:                                  $0.00

     4.   Amount of the distribution in respect of class B
          additional interest:                                           $0.00

     5.   Amount of the distribution in respect of class B
          principal:                                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount
          pursuant to clauses c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount
          set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect of such
          reductions in the Class B Invested Amount:                     $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral Interest
          Holder:                                                  $171,237.50

     2.   Amount distributed in respect of Collateral Monthly
          Interest:                                                $171,237.50

     3.   Amount distributed in respect of Collateral Additional
          Interest:                                                      $0.00

     4.   The amount distributed to the Collateral Interest
          Holder in respect of principal on the Collateral
          Invested Amount:                                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested
          Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect of such
          reductions in the Collateral Invested Amount:                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                $10,527,797.59

          a.   Class A Monthly Interest:                         $1,299,375.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,400,105.26
          e.   Excess Spread:                                    $6,828,317.33

     2. Class B Available Funds:                                 $1,020,877.34

          a.   Class B Monthly Interest:                           $137,200.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $883,677.34

     3. Collateral Available Funds:                              $1,212,291.84

          a.   Excess Spread:                                    $1,212,291.84

     4. Total Excess Spread:                                     $8,924,286.51

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            71.4356%

     2.   Series 2003-3 Allocable Principal Collections:       $264,699,744.02

     3.   Principal Allocation Percentage of
          Series 2003-3 Allocable Principal
          Collections:                                         $189,089,937.25

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $189,089,937.25

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-3                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,909,218.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $191,999,155.75

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                            $71,250,000.00

     2.   Required Collateral Invested Amount                   $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $191,999,155.75

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount over Required
          Collateral Invested Amount:                                      N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2003-3

     1.   Excess Spread:                                         $8,924,286.51
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $232,737.48
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $171,237.50
     9.   Applied to unpaid Monthly Servicing Fee:               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $276,375.76
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,993,935.78

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9672%
          b.   Prior Monthly Period                                    4.8556%
          c.   Second Prior Monthly Period                             4.3936%

     2.   Three Month Average Base Rate                                4.7388%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.9817%
          b.   Prior Monthly Period                                   14.9766%
          c.   Second Prior Monthly Period                            14.7416%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.2333%

XXIII. Series 2003-4 Certificates

-------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations          Interest           Interest
----------------------------------                     -----------          --------           --------
Beginning Invested /Transferor Amount                  951,905,894.90     680,000,000.00    271,905,894.90
Beginning Adjusted Invested Amount                                N/A     680,000,000.00               N/A
Floating Allocation Percentage                                    N/A           71.4356%          28.5644%
Principal Allocation Percentage                                   N/A           71.4356%          28.5644%
Collections of Finance Chg. Receivables                 16,198,157.94      11,571,256.63      4,626,901.31
Collections of Principal Receivables                   239,994,434.58     171,441,543.11     68,552,891.47
Defaulted Amount                                         3,692,402.98       2,637,691.43      1,054,711.54

Ending Invested / Transferor Amounts                   938,990,613.43     680,000,000.00    258,990,613.43


-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A           Class B            Interest            Total
--------------------------------------                     -------           -------            --------            -----

Principal Funding Account                                        0.00               0.00              0.00                0.00
Investment Proceeds for Monthly Period                           0.00               0.00              0.00                0.00
Reserve Draw Amount                                              0.00               0.00              0.00                0.00
Available Reserve Account Amount                                 0.00               0.00              0.00                0.00
Reserve Account Surplus                                          0.00               0.00              0.00                0.00

Coupon February 15, 2005 to March 14, 2005                    1.6900%            1.9000%           3.4900%
Monthly Interest Due                                       828,381.67          64,600.00        138,436.67        1,031,418.33
Outstanding Monthly Interest Due                                 0.00               0.00              0.00                0.00
Additional Interest Due                                          0.00               0.00              0.00                0.00
Total Interest Due                                         828,381.67          64,600.00        138,436.67        1,031,418.33
Investor Default Amount                                  2,281,603.09         158,261.49        197,826.86        2,637,691.43
Investor Monthly Fees Due                                  980,333.33          68,000.00         85,000.00        1,133,333.33
Investor Additional Amounts Due
Total Due                                                4,090,318.09         290,861.49        421,263.52        4,802,443.10

Reallocated Investor Finance Charge Collections                                                                  10,704,340.71
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       14.4330%
Base Rate                                                                                                              4.1499%
Excess Spread Percentage                                                                                              10.4151%

-------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions              Class A           Class B            Interest            Total
--------------------------------------------              -------           -------            --------            -----

Beginning Certificates Balance                         588,200,000.00      40,800,000.00     51,000,000.00      680,000,000.00
Interest Distributions                                     828,381.67          64,600.00        138,436.67        1,031,418.33
Principal Deposits - Prin. Funding Account                       0.00               0.00              0.00                0.00
Principal Distributions                                          0.00               0.00              0.00                0.00
Total Distributions                                        828,381.67          64,600.00        138,436.67        1,031,418.33
Ending Certificates Balance                            588,200,000.00      40,800,000.00     51,000,000.00      680,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                               $1.41

     2.   Amount of the distribution in respect of Class A
          Monthly Interest:                                              $1.41

     3.   Amount of the distribution in respect of Class A
          Outstanding Monthly Interest                                   $0.00

     4.   Amount of the distribution in respect of Class A
          Additional Interest:                                           $0.00

     5.   Amount of the distribution in respect of Class A
          Principal:                                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                  $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor
          Charge-Offs per $1,000 original certificate principal
          amount:                                                        $0.00

      5.  The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00


F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.58

     2.   Amount of the distribution in respect of class B
          monthly interest:                                              $1.58

     3.   Amount of the distribution in respect of class B
          outstanding monthly interest:                                  $0.00

     4.   Amount of the distribution in respect of class B
          additional interest:                                           $0.00

     5.   Amount of the distribution in respect of class B
          principal:                                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount
          pursuant to clauses c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount
          set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect of such
          reductions in the Class B Invested Amount:                     $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral Interest
          Holder:                                                  $138,436.67

     2.   Amount distributed in respect of Collateral Monthly
          Interest:                                                $138,436.67

     3.   Amount distributed in respect of Collateral Additional
          Interest:                                                      $0.00

     4.   The amount distributed to the Collateral Interest
          Holder in respect of principal on the Collateral
          Invested Amount:                                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested
          Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect of such
          reductions in the Collateral Invested Amount:                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $9,259,254.71

          a.   Class A Monthly Interest:                           $828,381.67
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,281,603.09
          e.   Excess Spread:                                    $6,149,269.95

     2.  Class B Available Funds:                                  $642,260.44

          a.   Class B Monthly Interest:                            $64,600.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $577,660.44

     3. Collateral Available Funds:                                $802,825.55

          a.   Excess Spread:                                      $802,825.55

     4. Total Excess Spread:                                     $7,529,755.95

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            71.4356%

     2.   Series 2003-4 Allocable Principal Collections:       $239,994,434.58

     3.   Principal Allocation Percentage of Series 2003-4
          Allocable Principal Collections:                     $171,441,543.11

     4.   Reallocated Principal Collections Required to fund the
          Required Amount:                                               $0.00

     5.   Item 3 minus item 4:                                 $171,441,543.11

     6.   Shared Principal Collections from other Series
          allocated to Series 2003-4:                                      N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,637,691.43

     8.   Available Principal Collections
           (total of 5., 6. & 7.):                             $174,079,234.54

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                            $51,000,000.00

     2.   Required Collateral Invested Amount                   $51,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $174,079,234.54

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

     1.   Excess Spread:                                        $7,529,755.95
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $158,261.49
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $138,436.67
     9.   Applied to unpaid Monthly Servicing Fee:              $1,133,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $197,826.86
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $5,901,897.61

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 4.1499%
          b.   Prior Monthly Period                                   4.1415%
          c.   Second Prior Monthly Period                            3.4501%

     2.   Three Month Average Base Rate                               3.9138%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.4330%
          b.   Prior Monthly Period                                  12.6967%
          c.   Second Prior Monthly Period                           12.3966%

     4.   Three Month Average Series Adjusted Portfolio Yield        13.1754%

XXIV. Series 2004-1 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations          Interest             Interest
----------------------------------                     -----------          --------             --------
Beginning Invested /Transferor Amount                 1,119,889,288.12      800,000,000.00     319,889,288.12
Beginning Adjusted Invested Amount                                 N/A      800,000,000.00                N/A
Floating Allocation Percentage                                     N/A            71.4356%           28.5644%
Principal Allocation Percentage                                    N/A            71.4356%           28.5644%
Collections of Finance Chg. Receivables                  19,056,656.40       13,613,243.10       5,443,413.30
Collections of Principal Receivables                    282,346,393.63      201,695,933.07      80,650,460.56
Defaulted Amount                                          4,344,003.50        3,103,166.39       1,240,837.11

Ending Invested / Transferor Amounts                  1,104,694,839.33      800,000,000.00     304,694,839.33


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                 Class A                Class B             Interest            Total
--------------------------------------                 -------                -------             --------            -----

Principal Funding Account                                         0.00                0.00               0.00                0.00
Investment Proceeds for Monthly Period                            0.00                0.00               0.00                0.00
Reserve Draw Amount                                               0.00                0.00               0.00                0.00
Available Reserve Account Amount                                  0.00                0.00               0.00                0.00
Reserve Account Surplus                                           0.00                0.00               0.00                0.00

Coupon February 15, 2005 to March 14, 2005                     2.6700%             2.8400%            3.1400%
Monthly Interest Due                                      1,387,213.33          132,533.33         175,840.00        1,695,586.67
Outstanding Monthly Interest Due                                  0.00                0.00               0.00                0.00
Additional Interest Due                                           0.00                0.00               0.00                0.00
Total Interest Due                                        1,387,213.33          132,533.33         175,840.00        1,695,586.67
Investor Default Amount                                   2,591,143.94          232,737.48         279,284.98        3,103,166.39
Investor Monthly Fees Due                                 1,113,333.33          100,000.00         120,000.00        1,333,333.33
Investor Additional Amounts Due
Total Due                                                 5,091,690.61          465,270.81         575,124.98        6,132,086.39

Reallocated Investor Finance Charge Collections                                                                     13,592,284.56
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          15.9522%
Base Rate                                                                                                                 4.9355%
Excess Spread Percentage                                                                                                 11.1903%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions           Class A                Class B             Interest            Total
--------------------------------------------           -------                -------             --------            -----

Beginning Certificates Balance                          668,000,000.00       60,000,000.00      72,000,000.00      800,000,000.00
Interest Distributions                                    1,387,213.33          132,533.33         175,840.00        1,695,586.67
Principal Deposits - Prin. Funding Account                        0.00                0.00               0.00                0.00
Principal Distributions                                           0.00                0.00               0.00                0.00
Total Distributions                                       1,387,213.33          132,533.33         175,840.00        1,695,586.67
Ending Certificates Balance                             668,000,000.00       60,000,000.00      72,000,000.00      800,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                               $2.08

     2.   Amount of the distribution in respect of Class A
          Monthly Interest:                                              $2.08

     3.   Amount of the distribution in respect of Class A
          Outstanding Monthly Interest                                   $0.00

     4.   Amount of the distribution in respect of Class A
          Additional Interest:                                           $0.00

     5.   Amount of the distribution in respect of Class A
          Principal:                                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     3.   Total amount reimbursed in respect of Class A Investor
          Charge-Offs:                                                   $0.00

     4.   Amount reimbursed in respect of Class A Investor
          Charge-Offs per $1,000 original certificate principal
          amount:                                                        $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.21

     2.   Amount of the distribution in respect of class B
          monthly interest:                                              $2.21

     3.   Amount of the distribution in respect of class B
          outstanding monthly interest:                                  $0.00

     4.   Amount of the distribution in respect of class B
          additional interest:                                           $0.00

     5.   Amount of the distribution in respect of class B
          principal:                                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount
          pursuant to clauses c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount
          set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect of such
          reductions in the Class B Invested Amount:                     $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral Interest
          Holder:                                                $7,636,038.16

     2.   Amount distributed in respect of Collateral Monthly
          Interest:                                                $175,840.00

     3.   Amount distributed in respect of Collateral Additional
          Interest:                                                      $0.00

     4.   The amount distributed to the Collateral Interest
          Holder in respect of principal on the Collateral
          Invested Amount:                                               $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:          $7,460,198.16

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested
          Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect of such
          reductions in the Collateral Invested Amount:                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                $11,349,557.60

          a.   Class A Monthly Interest:                         $1,387,213.33
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,591,143.94
          e.   Excess Spread:                                    $7,371,200.33

     2. Class B Available Funds:                                 $1,019,421.34

          a.   Class B Monthly Interest:                           $132,533.33
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $886,888.01

     3. Collateral Available Funds:                              $1,223,305.61

          a.   Excess Spread:                                    $1,223,305.61

     4. Total Excess Spread:                                     $9,481,393.95

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            71.4356%

     2.   Series 2004-1 Allocable Principal Collections:       $282,346,393.63

     3.   Principal Allocation Percentage of Series 2004-1
          Allocable Principal Collections:                     $201,695,933.07

     4.   Reallocated Principal Collections Required to fund the
          Required Amount:                                               $0.00

     5.   Item 3 minus item 4:                                 $201,695,933.07

     6.   Shared Principal Collections from other Series
          allocated to Series 2004-1:                                      N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,103,166.39

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $204,799,099.46

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                            $72,000,000.00

     2.   Required Collateral Invested Amount                   $72,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $204,799,099.46

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-1

     1.   Excess Spread:                                         $9,481,393.95
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $232,737.48
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $175,840.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,333,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $279,284.98
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                       $7,460,198.16

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9355%
          b.   Prior Monthly Period                                    4.8240%
          c.   Second Prior Monthly Period                             4.3620%

     2.   Three Month Average Base Rate                                4.7072%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.9522%
          b.   Prior Monthly Period                                   14.9489%
          c.   Second Prior Monthly Period                            14.7069%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.2026%

XXV. Series 2004-2 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor       Transferors
A. Investor/Transferor Allocations                    Allocations          Interest            Interest
----------------------------------                    -----------          --------            --------
Beginning Invested /Transferor Amount                 559,944,644.06      400,000,000.00     159,944,644.06
Beginning Adjusted Invested Amount                               N/A      400,000,000.00                N/A
Floating Allocation Percentage                                   N/A            71.4356%           28.5644%
Principal Allocation Percentage                                  N/A            71.4356%           28.5644%
Collections of Finance Chg. Receivables                 9,528,328.20        6,806,621.55       2,721,706.65
Collections of Principal Receivables                  141,173,196.81      100,847,966.53      40,325,230.28
Defaulted Amount                                        2,172,001.75        1,551,583.20         620,418.56

Ending Invested / Transferor Amounts                  552,347,419.66      400,000,000.00     152,347,419.66


---------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                  Class A            Class B             Interest             Total
--------------------------------------                  -------            -------             --------             -----

Principal Funding Account                                       0.00                0.00               0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                0.00               0.00                 0.00
Reserve Draw Amount                                             0.00                0.00               0.00                 0.00
Available Reserve Account Amount                                0.00                0.00               0.00                 0.00
Reserve Account Surplus                                         0.00                0.00               0.00                 0.00

Coupon February 15, 2005 to March 14, 2005                   2.7600%             2.9600%            3.2600%
Monthly Interest Due                                      716,986.67           69,066.67          91,280.00           877,333.33
Outstanding Monthly Interest Due                                0.00                0.00               0.00                 0.00
Additional Interest Due                                         0.00                0.00               0.00                 0.00
Total Interest Due                                        716,986.67           69,066.67          91,280.00           877,333.33
Investor Default Amount                                 1,295,571.97          116,368.74         139,642.49         1,551,583.20
Investor Monthly Fees Due                                 556,666.67           50,000.00          60,000.00           666,666.67
Investor Additional Amounts Due
Total Due                                               2,569,225.30          235,435.41         290,922.49         3,095,583.20

Reallocated Investor Finance Charge Collections                                                                     6,825,682.28
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         16.0421%
Base Rate                                                                                                                5.0318%
Excess Spread Percentage                                                                                                11.1903%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A            Class B             Interest             Total
--------------------------------------------             -------            -------             --------             -----

Beginning Certificates Balance                        334,000,000.00       30,000,000.00      36,000,000.00       400,000,000.00
Interest Distributions                                    716,986.67           69,066.67          91,280.00           877,333.33
Principal Deposits - Prin. Funding Account                      0.00                0.00               0.00                 0.00
Principal Distributions                                         0.00                0.00               0.00                 0.00
Total Distributions                                       716,986.67           69,066.67          91,280.00           877,333.33
Ending Certificates Balance                           334,000,000.00       30,000,000.00      36,000,000.00       400,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                               $2.15

     2.   Amount of the distribution in respect of Class A
          Monthly Interest:                                              $2.15

     3.   Amount of the distribution in respect of Class A
          Outstanding Monthly Interest                                   $0.00

     4.   Amount of the distribution in respect of Class A
          Additional Interest:                                           $0.00

     5.   Amount of the distribution in respect of Class A
          Principal:                                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     3.   Total amount reimbursed in respect of Class A Investor
          Charge-Offs:                                                   $0.00

     4.   Amount reimbursed in respect of Class A Investor
          Charge-Offs per $1,000 original certificate principal
          amount:                                                        $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:                         $2.30

      2.   Amount of the distribution in respect of class B
           monthly interest:                                             $2.30

      3.   Amount of the distribution in respect of class B
           outstanding monthly interest:                                 $0.00

      4.   Amount of the distribution in respect of class B
           additional interest:                                          $0.00

      5.   Amount of the distribution in respect of class B
           principal:                                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount
          pursuant to clauses c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount
          set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect of such
          reductions in the Class B Invested Amount:                     $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral Interest
          Holder:                                                $3,821,379.08

     2.   Amount distributed in respect of Collateral Monthly
          Interest:                                                 $91,280.00

     3.   Amount distributed in respect of Collateral Additional
          Interest:                                                      $0.00

     4.   The amount distributed to the Collateral Interest
          Holder in respect of principal on the Collateral
          Invested Amount:                                               $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:          $3,730,099.08

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested
          Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect of such
          reductions in the Collateral Invested Amount:                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $5,699,444.70

          a.   Class A Monthly Interest:                           $716,986.67
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $1,295,571.97
          e.   Excess Spread:                                    $3,686,886.07

     2.   Class B Available Funds:                                 $511,926.17

          a.   Class B Monthly Interest:                            $69,066.67
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $442,859.50

     3.  Collateral Available Funds:                               $614,311.40

          a.   Excess Spread:                                      $614,311.40

     4.  Total Excess Spread:                                    $4,744,056.98

K. Reallocated Principal Collections.

     1.    Principal Allocation Percentage:                           71.4356%

2. Series 2004-2 Allocable Principal Collections:              $141,173,196.81

      3.   Principal Allocation Percentage of Series 2004-2
           Allocable Principal Collections:                    $100,847,966.53

      4.   Reallocated Principal Collections Required to fund the
           Required Amount:                                              $0.00

      5.   Item 3 minus item 4:                                $100,847,966.53

      6.   Shared Principal Collections from other Series
           allocated to Series 2004-2:                                     N/A

      7.   Other amounts Treated as Available Principal
           Collections:                                          $1,551,583.20

      8.   Available Principal Collections
           (total of 5., 6. & 7.):                             $102,399,549.73

L. Application of Available Principal Collections during Revolving
Period.

     1.   Collateral Invested Amount                            $36,000,000.00

     2.   Required Collateral Invested Amount                   $36,000,000.00

     3.   Excess of Collateral Invested Amount over Required
          Collateral Invested Amount:                                    $0.00

     4.   Treated as Shared Principal Collections:             $102,399,549.73

M. Application of Principal Collections During Accumulation or
Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-2

     1.   Excess Spread:                                         $4,744,056.98
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $116,368.74
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                   $91,280.00
     9.   Applied to unpaid Monthly Servicing Fee:                 $666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $139,642.49
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                       $3,730,099.08

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  5.0318%
          b.   Prior Monthly Period                                    4.9203%
          c.   Second Prior Monthly Period                             4.4583%

     2.   Three Month Average Base Rate                                4.8034%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.0421%
          b.   Prior Monthly Period                                   15.0331%
          c.   Second Prior Monthly Period                            14.8124%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.2959%

XXVI. Series 2004-3 Certificates

-------------------------------------------------------------------------------------------------------------------------------
                                                           Series        Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations         Interest              Interest
----------------------------------                      -----------         --------              --------
Beginning Invested /Transferor Amount                  839,916,966.09    600,000,000.00     239,916,966.09
Beginning Adjusted Invested Amount                                N/A    600,000,000.00                N/A
Floating Allocation Percentage                                    N/A          71.4356%           28.5644%
Principal Allocation Percentage                                   N/A          71.4356%           28.5644%
Collections of Finance Chg. Receivables                 14,292,492.30     10,209,932.32       4,082,559.98
Collections of Principal Receivables                   211,759,795.22    151,271,949.80      60,487,845.42
Defaulted Amount                                         3,258,002.63      2,327,374.79         930,627.83

Ending Invested / Transferor Amounts                   828,521,129.50    600,000,000.00     228,521,129.50


-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                   Class A          Class B             Interest            Total
--------------------------------------                   -------          -------             --------            -----

Principal Funding Account                                        0.00              0.00               0.00                0.00
Investment Proceeds for Monthly Period                           0.00              0.00               0.00                0.00
Reserve Draw Amount                                              0.00              0.00               0.00                0.00
Available Reserve Account Amount                                 0.00              0.00               0.00                0.00
Reserve Account Surplus                                          0.00              0.00               0.00                0.00

Coupon February 15, 2005 to March 14, 2005                    4.3500%           4.5500%            3.0600%
Monthly Interest Due                                     1,892,250.00        113,750.00         114,240.00        2,120,240.00
Outstanding Monthly Interest Due                                 0.00              0.00               0.00                0.00
Additional Interest Due                                          0.00              0.00               0.00                0.00
Total Interest Due                                       1,892,250.00        113,750.00         114,240.00        2,120,240.00
Investor Default Amount                                  2,024,816.07        116,368.74         186,189.98        2,327,374.79
Investor Monthly Fees Due                                  870,000.00         50,000.00          80,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                                4,787,066.07        280,118.74         380,429.98        5,447,614.79

Reallocated Investor Finance Charge Collections                                                                  10,655,171.51
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       16.8869%
Base Rate                                                                                                              6.7791%
Excess Spread Percentage                                                                                              10.4151%

-------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions             Class A          Class B             Interest            Total
--------------------------------------------             -------          -------             --------            -----

Beginning Certificates Balance                         522,000,000.00     30,000,000.00      48,000,000.00      600,000,000.00
Interest Distributions                                   1,892,250.00        113,750.00         114,240.00        2,120,240.00
Principal Deposits - Prin. Funding Account                       0.00              0.00               0.00                0.00
Principal Distributions                                          0.00              0.00               0.00                0.00
Total Distributions                                      1,892,250.00        113,750.00         114,240.00        2,120,240.00
Ending Certificates Balance                            522,000,000.00     30,000,000.00      48,000,000.00      600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

    1.   Total amount of the distribution                                $3.62

    2.   Amount of the distribution in respect of Class A
         Monthly Interest:                                               $3.62

    3.   Amount of the distribution in respect of Class A
         Outstanding Monthly Interest                                    $0.00

    4.   Amount of the distribution in respect of Class A
         Additional Interest:                                            $0.00

    5.   Amount of the distribution in respect of Class A
         Principal:                                                      $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     3.   Total amount reimbursed in respect of Class A Investor
          Charge-Offs:                                                   $0.00

     4.   Amount reimbursed in respect of Class A Investor
          Charge-Offs per $1,000 original certificate principal
          amount:                                                        $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $3.79

     2.   Amount of the distribution in respect of class B
          monthly interest:                                              $3.79

     3.   Amount of the distribution in respect of class B
          outstanding monthly interest:                                  $0.00

     4.   Amount of the distribution in respect of class B
          additional interest:                                           $0.00

     5.   Amount of the distribution in respect of class B
          principal:                                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount
          pursuant to clauses c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount
          set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect of such
          reductions in the Class B Invested Amount:                     $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral Interest
           Holder:                                               $5,321,796.71

      2.   Amount distributed in respect of Collateral Monthly
           Interest:                                               $114,240.00

      3.   Amount distributed in respect of Collateral Additional
           Interest:                                                     $0.00

      4.   The amount distributed to the Collateral Interest
           Holder in respect of principal on the Collateral
           Invested Amount:                                              $0.00

      5.   The amount distributed to the Collateral Interest
           Holder in respect of remaining Excess Spread:         $5,207,556.71

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested
          Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect of such
          reductions in the Collateral Invested Amount:                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                 $9,269,999.21

          a.   Class A Monthly Interest:                         $1,892,250.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,024,816.07
          e.   Excess Spread:                                    $5,352,933.14

     2. Class B Available Funds:                                   $532,758.58

          a.   Class B Monthly Interest:                           $113,750.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $419,008.58

     3. Collateral Available Funds:                                $852,413.72

          a. Excess Spread:                                        $852,413.72

     4. Total Excess Spread:                                     $6,624,355.43

K. Reallocated Principal Collections.

     1. Principal Allocation Percentage:                              71.4356%

     2.   Series 2004-3 Allocable Principal Collections:       $211,759,795.22

     3.   Principal Allocation Percentage of Series 2004-3
          Allocable Principal Collections:                     $151,271,949.80

     4.   Reallocated Principal Collections Required to fund the
          Required Amount:                                               $0.00

     5.   Item 3 minus item 4:                                 $151,271,949.80

     6.   Shared Principal Collections from other Series
          allocated to Series 2004-3:                                      N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,327,374.79

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $153,599,324.60

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount                             $48,000,000.00

     2.  Required Collateral Invested Amount                    $48,000,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $153,599,324.60

M. Application of Principal Collections During Accumulation or
Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge
Collections Allocated to Series 2004-3

     1.   Excess Spread:                                         $6,624,355.43
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $116,368.74
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $114,240.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $186,189.98
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                       $5,207,556.71

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  6.7791%
          b.   Prior Monthly Period                                    6.7702%
          c.   Second Prior Monthly Period                             5.6114%

     2.   Three Month Average Base Rate                                6.3869%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.8869%
          b.   Prior Monthly Period                                   14.9968%
          c.   Second Prior Monthly Period                            14.7670%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.5503%

XXVII. Series 2004-4 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series           Total Investor       Transferors
A. Investor/Transferor Allocations                    Allocations           Interest            Interest
----------------------------------                    -----------           --------            --------
Beginning Invested /Transferor Amount               1,539,847,771.17     1,100,000,000.00     439,847,771.17
Beginning Adjusted Invested Amount                               N/A     1,100,000,000.00                N/A
Floating Allocation Percentage                                   N/A             71.4356%           28.5644%
Principal Allocation Percentage                                  N/A             71.4356%           28.5644%
Collections of Finance Chg. Receivables                26,202,902.55        18,718,209.26       7,484,693.29
Collections of Principal Receivables                  388,226,291.24       277,331,907.97     110,894,383.27
Defaulted Amount                                        5,973,004.82         4,266,853.79       1,706,151.03

Ending Invested / Transferor Amounts                1,518,955,404.07     1,100,000,000.00     418,955,404.07


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                  Class A             Class B             Interest              Total
--------------------------------------                  -------             -------             --------              -----

Principal Funding Account                                       0.00                 0.00               0.00                  0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                  0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                  0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                  0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                  0.00

Coupon February 15, 2005 to March 14, 2005                   2.6800%              2.8700%            3.0600%
Monthly Interest Due                                    1,914,562.22           184,158.33         235,620.00          2,334,340.56
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                  0.00
Additional Interest Due                                         0.00                 0.00               0.00                  0.00
Total Interest Due                                      1,914,562.22           184,158.33         235,620.00          2,334,340.56
Investor Default Amount                                 3,562,822.92           320,014.03         384,016.84          4,266,853.79
Investor Monthly Fees Due                               1,530,833.33           137,500.00         165,000.00          1,833,333.33
Investor Additional Amounts Due
Total Due                                               7,008,218.47           641,672.37         784,636.84          8,434,527.68

Reallocated Investor Finance Charge Collections                                                                      18,692,300.15
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.9554%
Base Rate                                                                                                                  4.9390%
Excess Spread Percentage                                                                                                  11.1903%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions            Class A             Class B             Interest              Total
--------------------------------------------            -------             -------             --------              -----

Beginning Certificates Balance                        918,500,000.00        82,500,000.00      99,000,000.00      1,100,000,000.00
Interest Distributions                                  1,914,562.22           184,158.33         235,620.00          2,334,340.56
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                  0.00
Principal Distributions                                         0.00                 0.00               0.00                  0.00
Total Distributions                                     1,914,562.22           184,158.33         235,620.00          2,334,340.56
Ending Certificates Balance                           918,500,000.00        82,500,000.00      99,000,000.00      1,100,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                               $2.08

     2.   Amount of the distribution in respect of Class A
          Monthly Interest:                                              $2.08

     3.   Amount of the distribution in respect of Class A
          Outstanding Monthly Interest                                   $0.00

     4.   Amount of the distribution in respect of Class A
          Additional Interest:                                           $0.00

     5.   Amount of the distribution in respect of Class A
          Principal:                                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                  $0.00

     3.   Total amount reimbursed in respect of Class A Investor
          Charge-Offs:                                                   $0.00

     4.   Amount reimbursed in respect of Class A Investor
          Charge-Offs per $1,000 original certificate principal
          amount:                                                        $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.23

     2.   Amount of the distribution in respect of class B
          monthly interest:                                              $2.23

     3.   Amount of the distribution in respect of class B
          outstanding monthly interest:                                  $0.00

     4.   Amount of the distribution in respect of class B
          additional interest:                                           $0.00

     5.   Amount of the distribution in respect of class B
          principal:                                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount
          pursuant to clauses c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount
          set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect of such
          reductions in the Class B Invested Amount:                     $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral Interest
          Holder:                                               $10,493,392.47

     2.   Amount distributed in respect of Collateral Monthly
          Interest:                                                $235,620.00

     3.   Amount distributed in respect of Collateral Additional
          Interest:                                                      $0.00

     4.   The amount distributed to the Collateral Interest
          Holder in respect of principal on the Collateral
          Invested Amount:                                               $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread          $10,257,772.47

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested
          Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect of such
          reductions in the Collateral Invested Amount:                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                $15,608,070.63

          a.   Class A Monthly Interest:                         $1,914,562.22
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $3,562,822.92
          e.   Excess Spread:                                   $10,130,685.49

     2. Class B Available Funds:                                 $1,401,922.51

          a.   Class B Monthly Interest:                           $184,158.33
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,217,764.18

     3. Collateral Available Funds:                              $1,682,307.01

          a. Excess Spread:                                      $1,682,307.01

     4. Total Excess Spread:                                    $13,030,756.68

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            71.4356%

     2.   Series 2004-4 Allocable Principal Collections:       $388,226,291.24

     3.   Principal Allocation Percentage of Series 2004-4
          Allocable Principal Collections:                     $277,331,907.97

     4.   Reallocated Principal Collections Required to fund the
          Required Amount:                                               $0.00

     5.   Item 3 minus item 4:                                 $277,331,907.97

     6.   Shared Principal Collections from other Series
          allocated to Series 2004-4:                                      N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $4,266,853.79

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $281,598,761.76

L. Application of Available Principal Collections during Revolving
Period.

     1.   Collateral Invested Amount                            $99,000,000.00

     2.   Required Collateral Invested Amount                   $99,000,000.00

     3.   Excess of Collateral Invested Amount over Required
          Collateral Invested Amount:                                    $0.00

     4.   Treated as Shared Principal Collections:             $281,598,761.76

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-4

     1.   Excess Spread:                                        $13,030,756.68
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $320,014.03
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $235,620.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $384,016.84
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                      $10,257,772.47

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9390%
          b.   Prior Monthly Period                                    4.8274%
          c.   Second Prior Monthly Period                             4.3655%

     2.   Three Month Average Base Rate                                4.7106%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.9554%
          b.   Prior Monthly Period                                   14.9519%
          c.   Second Prior Monthly Period                            14.7106%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.2060%

XXVIII. Series 2004-5 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations         Interest               Interest
----------------------------------                      -----------         --------               --------
Beginning Invested /Transferor Amount                1,399,861,610.15    1,000,000,000.00       399,861,610.15
Beginning Adjusted Invested Amount                                N/A    1,000,000,000.00                  N/A
Floating Allocation Percentage                                    N/A            71.4356%             28.5644%
Principal Allocation Percentage                                   N/A            71.4356%             28.5644%
Collections of Finance Chg. Receivables                 23,820,820.50       17,016,553.87         6,804,266.63
Collections of Principal Receivables                   352,932,992.03      252,119,916.34       100,813,075.70
Defaulted Amount                                         5,430,004.38        3,878,957.99         1,551,046.39

Ending Invested / Transferor Amounts                 1,380,868,549.16    1,000,000,000.00       380,868,549.16


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A            Class B               Interest            Total
--------------------------------------                   -------            -------               --------            -----

Principal Funding Account                                        0.00                0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                0.00                 0.00                0.00

Coupon February 15, 2005 to March 14, 2005                    2.6800%             2.8400%              3.0500%
Monthly Interest Due                                     1,740,511.11          165,666.67           213,500.00        2,119,677.78
Outstanding Monthly Interest Due                                 0.00                0.00                 0.00                0.00
Additional Interest Due                                          0.00                0.00                 0.00                0.00
Total Interest Due                                       1,740,511.11          165,666.67           213,500.00        2,119,677.78
Investor Default Amount                                  3,238,929.92          290,921.85           349,106.22        3,878,957.99
Investor Monthly Fees Due                                1,391,666.67          125,000.00           150,000.00        1,666,666.67
Investor Additional Amounts Due
Total Due                                                6,371,107.70          581,588.52           712,606.22        7,665,302.44

Reallocated Investor Finance Charge Collections                                                                      16,990,550.14
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.9524%
Base Rate                                                                                                                  4.9358%
Excess Spread Percentage                                                                                                  11.1903%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A            Class B               Interest            Total
--------------------------------------------              -------            -------               --------            -----

Beginning Certificates Balance                         835,000,000.00       75,000,000.00        90,000,000.00    1,000,000,000.00
Interest Distributions                                   1,740,511.11          165,666.67           213,500.00        2,119,677.78
Principal Deposits - Prin. Funding Account                       0.00                0.00                 0.00                0.00
Principal Distributions                                          0.00                0.00                 0.00                0.00
Total Distributions                                      1,740,511.11          165,666.67           213,500.00        2,119,677.78
Ending Certificates Balance                            835,000,000.00       75,000,000.00        90,000,000.00    1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                               $2.08

     2.   Amount of the distribution in respect of Class A
          Monthly Interest:                                              $2.08

     3.   Amount of the distribution in respect of Class A
          Outstanding Monthly Interest                                   $0.00

     4.   Amount of the distribution in respect of Class A
          Additional Interest:                                           $0.00

     5.   Amount of the distribution in respect of Class A
          Principal:                                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     3.   Total amount reimbursed in respect of Class A Investor
          Charge-Offs:                                                   $0.00

     4.   Amount reimbursed in respect of Class A Investor
          Charge-Offs per $1,000 original certificate principal
          amount:                                                        $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $2.21

     2.   Amount of the distribution in respect of class B
          monthly interest:                                              $2.21

     3.   Amount of the distribution in respect of class B
          outstanding monthly interest:                                  $0.00

     4.   Amount of the distribution in respect of class B
          additional interest:                                           $0.00

     5.   Amount of the distribution in respect of class B
          principal:                                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount
          pursuant to clauses c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount
          set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect of such
          reductions in the Class B Invested Amount:                     $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral Interest
          Holder:                                                $9,538,747.70

     2.   Amount distributed in respect of Collateral Monthly
          Interest:                                                $213,500.00

     3.   Amount distributed in respect of Collateral Additional
          Interest:                                                      $0.00

     4.   The amount distributed to the Collateral Interest
          Holder in respect of principal on the Collateral
          Invested Amount:                                               $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:          $9,325,247.70

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested
          Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect of such
          reductions in the Collateral Invested Amount:                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                $14,187,109.37

          a.   Class A Monthly Interest:                         $1,740,511.11
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $3,238,929.92
          e.   Excess Spread:                                    $9,207,668.33

     2. Class B Available Funds:                                 $1,274,291.26

          a.   Class B Monthly Interest:                           $165,666.67
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,108,624.59

     3. Collateral Available Funds:                              $1,529,149.51

          a.   Excess Spread:                                    $1,529,149.51

     4. Total Excess Spread:                                    $11,845,442.44

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage: 71.4356% 2. Series
          2004-5 Allocable Principal Collections:              $352,932,992.03

     3.   Principal Allocation Percentage of Series 2004-5
          Allocable Principal Collections:                     $252,119,916.34

     4.   Reallocated Principal Collections Required to fund the
          Required Amount:                                               $0.00

     5.   Item 3 minus item 4:                                 $252,119,916.34

     6.   Shared Principal Collections from other Series
          allocated to Series 2004-5:                                      N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,878,957.99

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $255,998,874.33

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                            $90,000,000.00

     2.   Required Collateral Invested Amount                   $90,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $255,998,874.33

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-5

     1.   Excess Spread:                                        $11,845,442.44
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $290,921.85
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $213,500.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $349,106.22
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                       $9,325,247.70

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.9358%
          b.   Prior Monthly Period                                    4.8242%
          c.   Second Prior Monthly Period                             4.3623%

     2.   Three Month Average Base Rate                                4.7074%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 15.9524%
          b.   Prior Monthly Period                                   14.9491%
          c.   Second Prior Monthly Period                            14.7071%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.2029%